EXHIBIT 99.2

                          AGREEMENT AND PLAN OF MERGER

                                 BY AND BETWEEN

                         FIRST COASTAL BANKSHARES, INC.

                                       AND

                               CENTURA BANKS, INC.


                          Dated as of October 28, 1998

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----
Parties.......................................................................1
Preamble......................................................................1
ARTICLE 1-TRANSACTIONS AND TERMS OF MERGER....................................2
     1.1      Merger..........................................................2
     1.2      Time and Place of Closing.......................................2
     1.3      Effective Time..................................................2
     1.4      Execution of Stock Option Agreement.............................2
     1.5      Restructure of Transaction......................................2
ARTICLE 2-TERMS OF MERGER.....................................................3
     2.1      Articles of Incorporation.......................................3
     2.2      Bylaws..........................................................3
     2.3      Directors and Officers..........................................3
ARTICLE 3-MANNER OF CONVERTING SHARES.........................................3
     3.1      Conversion of Shares............................................3
     3.2      Anti-Dilution Provisions........................................4
     3.3      Shares Held by First Coastal or Centura.........................4
     3.4      Fractional Shares...............................................4
     3.5      Conversion of Stock Rights......................................5
ARTICLE 4-EXCHANGE OF SHARES..................................................6
     4.1      Exchange Procedures.............................................6
     4.2      Rights of Former First Coastal Stockholders.....................7
ARTICLE 5-REPRESENTATIONS AND WARRANTIES OF FIRST COASTAL.....................8
     5.1      Organization, Standing, and Power...............................8
     5.2      Authority; No Breach By Agreement...............................8
     5.3      Capital Stock...................................................9
     5.4      First Coastal Subsidiaries......................................9
     5.5      SEC Filings; Financial Statements...............................10
     5.6      Absence of Undisclosed Liabilities..............................11
     5.7      Absence of Certain Changes or Events............................11
     5.8      Tax Matters.....................................................11
     5.9      Assets..........................................................12
     5.10     Environmental Matters...........................................13
     5.11     Compliance with Laws............................................14
     5.12     Labor Relations.................................................14
     5.13     Employee Benefit Plans..........................................15
     5.14     Material Contracts..............................................17
     5.15     Legal Proceedings...............................................18
     5.16     Reports.........................................................18
     5.17     Statements True and Correct.....................................18

     5.18     Tax and Regulatory Matters......................................19
     5.19     State Takeover Laws.............................................19
     5.20     Charter Provisions..............................................19
     5.21     Derivatives.....................................................19
     5.22     Year 2000.......................................................19
ARTICLE 6-REPRESENTATIONS AND WARRANTIES OF CENTURA...........................20
     6.1      Organization, Standing, and Power...............................20
     6.2      Authority; No Breach By Agreement...............................20
     6.3      Capital Stock...................................................21
     6.4      Centura Subsidiaries............................................21
     6.5      SEC Filings; Financial Statements...............................22
     6.6      Absence of Undisclosed Liabilities..............................22
     6.7      Absence of Certain Changes or Events............................23
     6.8      Tax Matters.....................................................23
     6.9      Assets..........................................................24
     6.10     Environmental Matters...........................................24
     6.11     Compliance with Laws............................................26
     6.12     Labor Relations.................................................26
     6.13     Legal Proceedings...............................................26
     6.14     Reports.........................................................27
     6.15     Statements True and Correct.....................................27
     6.16     Tax and Regulatory Matters......................................27
     6.17     Derivatives.....................................................27
     6.18     Year 2000.......................................................28
ARTICLE 7-CONDUCT OF BUSINESS PENDING CONSUMMATION............................28
     7.1      Affirmative Covenants of First Coastal..........................28
     7.2      Negative Covenants of First Coastal.............................28
     7.3      Covenants of Centura............................................30
     7.4      Adverse Changes in Condition....................................31
     7.5      Reports.........................................................31
ARTICLE 8-ADDITIONAL AGREEMENTS...............................................31
     8.1      Registration Statement; Proxy Statement; Stockholder Approval...31
     8.2      Exchange Listing................................................32
     8.3      Applications....................................................32
     8.4      Filings with State Offices......................................32
     8.5      Agreement as to Efforts to Consummate...........................32
     8.6      Investigation and Confidentiality...............................33
     8.7      Press Releases..................................................33
     8.8      Certain Actions.................................................34
     8.9      Accounting and Tax Treatment....................................34
     8.10     State Takeover Laws.............................................34
     8.11     Charter Provisions..............................................34
     8.12     Agreement of Affiliates.........................................35

     8.13     Employee Benefits and Contracts.................................35
     8.14     Indemnification.................................................36
     8.15     Assumption of Agreement.........................................37
ARTICLE 9-CONDITIONS PRECEDENT TO OBLIGATIONS TO CONSUMMATE...................37
     9.1      Conditions to Obligations of Each Party.........................37
     9.2      Conditions to Obligations of Centura............................39
     9.3      Conditions to Obligations of First Coastal......................40
ARTICLE 10-TERMINATION........................................................41
     10.1     Termination.....................................................41
     10.2     Effect of Termination...........................................42
     10.3     Non-Survival of Representations and Covenants...................42
ARTICLE 11-MISCELLANEOUS......................................................43
     11.1     Definitions.....................................................43
     11.2     Expenses........................................................51
     11.3     Brokers and Finders.............................................51
     11.4     Entire Agreement................................................52
     11.5     Amendments......................................................52
     11.6     Waivers.........................................................52
     11.7     Assignment......................................................53
     11.8     Notices.........................................................53
     11.9     Governing Law...................................................54
     11.10    Counterparts....................................................54
     11.11    Captions........................................................54
     11.12    Interpretations.................................................54
     11.13    Enforcement of Agreement........................................54
     11.14    Severability....................................................54
Signatures....................................................................55

                                LIST OF EXHIBITS
                                ----------------


Exhibit Number    Description
--------------    -----------

          1.      Form of Stock Option Agreement.

          2.      Form of Affiliate Agreement.

                          AGREEMENT AND PLAN OF MERGER
                          ----------------------------


              THIS AGREEMENT AND PLAN OF MERGER (this "Agreement") is made and entered into as of October 28, 1998, by and between FIRST COASTAL BANKSHARES, INC. ("First Coastal"), a corporation organized and existing under the Laws of the Commonwealth of Virginia, with its principal office located in Virginia Beach, Virginia; and CENTURA BANKS, INC. ("Centura"), a corporation organized and existing under the Laws of the State of North Carolina, with its principal office located in Rocky Mount, North Carolina.


                                    Preamble
                                    --------

              The Boards of Directors of First Coastal and Centura are of the opinion that the transactions described herein are in the best interests of the parties to this Agreement and their respective stockholders. This Agreement provides for the acquisition of First Coastal by Centura pursuant to the merger (the "Merger") of First Coastal with and into Centura. At the effective time of the Merger, the outstanding shares of the capital stock of First Coastal shall be converted into shares of the common stock of Centura (except as provided herein). As a result, stockholders of First Coastal shall become stockholders of Centura, and each of the subsidiaries of First Coastal shall continue to conduct its business and operations as a subsidiary of Centura. The transactions described in this Agreement are subject to the approvals of the stockholders of First Coastal, the Board of Governors of the Federal Reserve System, and certain state regulatory authorities, and the satisfaction of certain other conditions described in this Agreement. It is the intention of the parties to this Agreement that the Merger (i) for federal income tax purposes shall qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code, and (ii) for accounting purposes shall qualify for treatment as a pooling of interests.

              Immediately after the execution and delivery of this Agreement, as a condition and inducement to Centura's willingness to enter into this Agreement, First Coastal and Centura are entering into a stock option agreement (the "Stock Option Agreement"), in substantially the form of Exhibit 1, pursuant to which First Coastal is granting to Centura an option to purchase shares of First Coastal Common Stock ".

              Certain terms used in this Agreement are defined in Section 11.1 of this Agreement.

              NOW, THEREFORE, in consideration of the above and the mutual warranties, representations, covenants, and agreements set forth herein, the Parties, intending to be legally bound, agree as follows:

                                   ARTICLE 1
                        TRANSACTIONS AND TERMS OF MERGER
                        --------------------------------

              1.1 Merger. Subject to the terms and conditions of this Agreement, at the Effective Time, First Coastal shall be merged with and into Centura in accordance with the provisions of Section 13.1-722 of the VSCA and with the effect provided in Section 13.1-721 of the VSCA and Section 55-11-07 of the NCBCA and with the effect provided in Section 55-11-06 of the NCBCA (the "Merger"). Centura shall be the Surviving Corporation resulting from the Merger and shall continue to be governed by the Laws of the State of North Carolina. The Merger shall be consummated pursuant to the terms of this Agreement, which has been approved and adopted by the respective Boards of Directors of First Coastal and Centura.

              1.2 Time and Place of Closing. The consummation of the Merger (the "Closing") shall take place at 9:00 A.M. on the date that the Effective Time occurs (or the immediately preceding day if the Effective Time is earlier than 9:00 A.M.), or at such other time as the Parties, acting through their duly authorized officers, may mutually agree. The place of Closing shall be at such location as may be mutually agreed upon by the Parties.

              1.3 Effective Time. The Merger and the other transactions contemplated by this Agreement shall become effective on the date and at the time the Virginia Articles of Merger reflecting the Merger shall become effective with the Secretary of State of the Commonwealth of Virginia and the North Carolina Articles of Merger shall become effective with the Secretary of State of the State of North Carolina (the "Effective Time"). Subject to the terms and conditions hereof, unless otherwise mutually agreed upon in writing by the duly authorized officers of each Party, the Parties shall use their reasonable efforts to cause the Effective Time to occur on or before the 30th day (as designated by Centura) following the last to occur of (i) the effective date (including expiration of any applicable waiting period) of the last required Consent of any Regulatory Authority having authority over and approving or exempting the Merger, and (ii) the date on which the stockholders of First Coastal approve the matters relating to this Agreement required to be approved by such stockholders by applicable Law.

              1.4 Execution of Stock Option Agreement. Simultaneously with the execution of this Agreement by the Parties and as a condition thereto, First Coastal is executing and delivering to Centura the Stock Option Agreement, pursuant to which First Coastal is granting to Centura an option to purchase shares of First Coastal Common Stock.

              1.5 Restructure of Transaction. Centura shall, in its reasonable discretion, have the unilateral right to revise the structure of the Merger contemplated by this Agreement in order to achieve Tax benefits or for any other reason which Centura may deem advisable; provided, however, that Centura shall not have the right, without the approval of the Board of Directors of First Coastal and, if required by applicable Law, the holders of First Coastal Common Stock, to make any revision to the structure of the Merger which:
(i) changes the amount of the consideration which the holders of shares of First Coastal Common Stock are entitled to receive (determined in the manner provided in Section 4.1 of this Agreement); (ii) changes the intended tax-free effects of the Merger to Centura, First Coastal, or the holders of shares of First Coastal

Common Stock or changes the intended pooling-of-interests  accounting treatment;
(iii) would permit Centura to pay the consideration other than by delivery of Centura Common Stock registered with the SEC (in the manner described in Section
4.1 of this Agreement); (iv) would be Materially adverse to the interests of First Coastal or adverse to the holders of shares of First Coastal Common Stock; or (v) would Materially impede or delay consummation of the Merger. Centura may exercise this right of revision by giving written notice to First Coastal in the manner provided in Section 11.8 of this Agreement which notice shall be in the form of an amendment to this Agreement or in the form of an Agreement and Plan of Merger.


                                    ARTICLE 2
                                 TERMS OF MERGER
                                 ---------------

              2.1 Articles of Incorporation. The Articles of Incorporation of Centura in effect immediately prior to the Effective Time shall be the Articles of Incorporation of the Surviving Corporation after the Effective Time until otherwise amended or repealed.

              2.2 Bylaws. The Bylaws of Centura in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation after the Effective Time until otherwise amended or repealed.

              2.3 Directors and Officers. The directors of Centura in office immediately prior to the Effective Time, together with one current member of the Board of Directors of First Coastal, to be jointly selected by First Coastal and Centura, and such additional persons as thereafter elected, shall serve as the directors of the Surviving Corporation from and after the Effective Time in accordance with the Bylaws of the Surviving Corporation. The officers of Centura in office immediately prior to the Effective Time, together with such additional officers as thereafter elected, shall serve as the officers of the Surviving Corporation from and after the Effective Time in accordance with the Bylaws of the Surviving Corporation.


                                    ARTICLE 3
                           MANNER OF CONVERTING SHARES
                           ---------------------------

              3.1  Conversion  of  Shares.  Subject  to the  provisions  of this
Article 3, at the Effective Time, by virtue of the Merger and without any action on the part of Centura or First Coastal, or the stockholders of either of the foregoing, the shares of the constituent corporations shall be converted as follows:

                  (a) Each share of Centura Common Stock issued and  outstanding
       immediately   prior  to  the  Effective  Time  shall  remain  issued  and outstanding from and after the Effective Time.

                  (b) Each share of First Coastal Common Stock (excluding shares held by any First Coastal Company or any Centura Company, in each case other than in a fiduciary capacity or as a result of debts previously contracted) issued and outstanding at the Effective Time shall be converted into .34 of a share of Centura Common Stock (subject to adjustment as described below, the "Exchange Ratio"); provided, however, that: (i) in the event the Average Closing Price is less than $58.7563 and greater than or equal to $51.8438, then the Exchange Ratio shall equal the quotient obtained by dividing (a) the product obtained by multiplying (1) the Exchange Ratio (as then in effect) and (2) $58.7563 by (b) the Average Closing Price; and (ii) in the event the Average Closing Price is greater than $79.4938 and less than or equal to $86.4063, then the Exchange Ratio shall equal the quotient obtained by dividing (a) the product obtained by multiplying (1) the Exchange Ratio (as then in effect) and (2) $79.4938 by (b) the Average Closing Price.

              3.2 Anti-Dilution Provisions. In the event First Coastal changes the number of shares of First Coastal Common Stock issued and outstanding prior to the Effective Time as a result of a stock split, stock dividend, recapitalization, or similar transaction with respect to such stock, the Exchange Ratio shall be proportionately adjusted. In the event Centura changes the number of shares of Centura Common Stock issued and outstanding prior to the Effective Time as a result of a stock split, stock dividend, recapitalization, or similar transaction with respect to such stock and the record date therefor (in the case of a stock dividend) or the effective date thereof (in the case of a stock split or similar recapitalization for which a record date is not established) shall be prior to the Effective Time, the Exchange Ratio shall be proportionately adjusted.

              3.3 Shares Held by First Coastal or Centura. Each of the shares of First Coastal Common Stock held by any First Coastal Company or by any Centura Company, in each case other than in a fiduciary capacity or as a result of debts previously contracted, shall be canceled and retired at the Effective Time and no consideration shall be issued in exchange therefor.

              3.4 Fractional Shares. Notwithstanding any other provision of this Agreement, each holder of shares of First Coastal Common Stock exchanged pursuant to the Merger who would otherwise have been entitled to receive a fraction of a share of Centura Common Stock (after taking into account all certificates delivered by such holder) shall receive, in lieu thereof, cash (without interest) in an amount equal to such fractional part of a share of Centura Common Stock multiplied by the market value of one share of Centura Common Stock at the Effective Time. The market value of one share of Centura Common Stock at the Effective Time shall be the closing price of Centura Common Stock on the NYSE - Composite Transaction List (as reported by The Wall Street Journal or, if not reported thereby, any other authoritative source selected by Centura) on the last trading day preceding the Effective Time. No such holder will be entitled to dividends, voting rights, or any other rights as a stockholder in respect of any fractional shares.

              3.5   Conversion of Stock Rights.

                    (a) At the Effective Time, each award, option, or other right to purchase or acquire shares of First Coastal Common Stock pursuant to stock options, stock appreciation rights, or stock awards ("First Coastal Rights") granted by First Coastal under the First Coastal

Stock Plans, which are outstanding at the Effective Time, whether or not exercisable, shall be converted into and become rights with respect to Centura Common Stock, and Centura shall assume each First Coastal Right, in accordance with the terms of the First Coastal Stock Plan and stock option agreement by which it is evidenced, except that from and after the Effective Time, (i) Centura and its Compensation Committee shall be substituted for First Coastal and the Committee of First Coastal's Board of Directors (including, if applicable, the entire Board of Directors of First Coastal) administering such First Coastal Stock Plan, (ii) each First Coastal Right assumed by Centura may be exercised solely for shares of Centura Common Stock (or cash in the case of stock appreciation rights), (iii) the number of shares of Centura Common Stock subject to such First Coastal Right shall be equal to the number of shares of First Coastal Common Stock subject to such First Coastal Right immediately prior to the Effective Time multiplied by the Exchange Ratio, and (iv) the per share exercise price (or similar threshold price, in the case of stock awards) under each such First Coastal Right shall be adjusted by dividing the per share exercise (or threshold) price under each such First Coastal Right by the Exchange Ratio and rounding up to the nearest cent. Notwithstanding the provisions of clause (iii) of the preceding sentence, Centura shall not be obligated to issue any fraction of a share of Centura Common Stock upon exercise of First Coastal Rights and any fraction of a share of Centura Common Stock that otherwise would be subject to a converted First Coastal Right shall represent the right to receive a cash payment equal to the product of such fraction and the difference between the market value of one share of Centura Common Stock and the per share exercise price of such Right. The market value of one share of Centura Common Stock shall be the closing price of Centura Common Stock on the NYSE - Composite Transactions List (as reported by The Wall Street Journal or, if not reported thereby, any other authoritative source selected by Centura) on the last trading day preceding the date of exercise of the First Coastal Right. In addition, notwithstanding the provisions of clauses (iii) and (iv) of the first sentence of this Section 3.5, each First Coastal Right which is an "incentive stock option" shall be adjusted as required by Section 424 of the Internal Revenue Code, so as not to constitute a modification, extension, or renewal of the option, within the meaning of Section 424(h) of the Internal
Revenue Code. Centura agrees to take all necessary steps to effectuate the foregoing provisions of this Section 3.5.

                    (b) As soon as reasonably practicable after the Effective Time, Centura shall deliver to the participants in each First Coastal Stock Plan an appropriate notice setting forth such participant's rights pursuant thereto and the grants pursuant to such First Coastal Stock Plan shall continue in effect on the same terms and conditions (subject to the adjustments required by Section 3.5(a) after giving effect to the Merger), and Centura shall comply with the terms of each First Coastal Stock Plan to ensure, to the extent required by, and subject to the provisions of, such First Coastal Stock Plan, that First Coastal Rights which qualified as incentive stock options prior to the Effective Time continue to qualify as incentive stock options after the Effective Time. At or prior to the Effective Time, Centura shall take all corporate action necessary to reserve for issuance sufficient shares of Centura Common Stock for delivery upon exercise of First Coastal Rights assumed by it in accordance with this Section 3.5. As soon as reasonably practicable after the Effective Time, Centura shall file a registration statement on Form S-3 or Form S-8, as the case may be (or any successor or other appropriate forms), with respect to the shares of Centura Common Stock subject to such options and shall use its reasonable efforts to maintain the effectiveness of such registration statements (and maintain the current status of the prospectus or prospectuses contained therein) for so long as such options remain outstanding. With respect to those individuals who subsequent to the Merger will be subject to the reporting requirements under
Section 16(a) of the 1934 Act, where applicable, Centura shall administer the First Coastal Stock Plan assumed pursuant to this Section 3.5 in a manner that complies with Rule 16b-3 promulgated under the 1934 Act.

                    (c) All restrictions or limitations on transfer with respect to First Coastal Common Stock awarded under the First Coastal Stock Plans or any other plan, program, or arrangement of any First Coastal Company, to the extent that such restrictions or limitations shall not have already lapsed, and except as otherwise expressly provided in such plan, program, or arrangement, shall remain in full force and effect with respect to shares of Centura Common Stock into which such restricted stock is converted pursuant to Section 3.1 of this Agreement.


                                    ARTICLE 4
                               EXCHANGE OF SHARES
                               ------------------

              4.1 Exchange Procedures. Promptly after the Effective Time, Centura and First Coastal shall cause the exchange agent selected by Centura (the "Exchange Agent") to mail to the former stockholders of First Coastal appropriate transmittal materials (which shall specify that delivery shall be effected, and risk of loss and title to the certificates theretofore representing shares of First Coastal Common Stock shall pass, only upon proper delivery of such certificates to the Exchange Agent). After the Effective Time, each holder of shares of First Coastal Common Stock (other than shares to be canceled pursuant to Section 3.3 of this Agreement) issued and outstanding at the Effective Time shall surrender the certificate or certificates representing such shares to the Exchange Agent and shall promptly upon surrender thereof receive in exchange therefor the consideration provided in Section 3.1 of this Agreement, together with all undelivered dividends or distributions in respect of such shares (without interest thereon) pursuant to Section 4.2 of this Agreement. To the extent required by Section 3.4 of this Agreement, each holder of shares of First Coastal Common Stock issued and outstanding at the Effective Time also shall receive, upon surrender of the certificate or certificates representing such shares, cash in lieu of any fractional share of Centura Common Stock to which such holder may be otherwise entitled (without interest). Centura shall not be obligated to deliver the consideration to which any former holder of First Coastal Common Stock is entitled as a result of the Merger until such holder surrenders such holder's certificate or certificates representing the shares of First Coastal Common Stock for exchange as provided in this Section
4.1. The certificate or certificates of First Coastal Common Stock so surrendered shall be duly endorsed as the Exchange Agent may require. Any other provision of this Agreement notwithstanding, neither the Surviving Corporation nor the Exchange Agent shall be liable to a holder of First Coastal Common Stock for any amounts paid or property delivered in good faith to a public official pursuant to any applicable abandoned property Law.

              4.2 Rights of Former First Coastal Stockholders.  At the Effective
Time, the stock transfer books of First Coastal shall be closed as to holders of First Coastal Common Stock immediately prior to the Effective Time and no transfer of First Coastal Common Stock by any such holder shall thereafter be made or recognized. Until surrendered for exchange in accordance with the provisions of Section 4.1 of this Agreement, each certificate theretofore representing shares of First Coastal Common Stock (other than shares to be canceled pursuant to Section 3.3 of this Agreement) shall from and after the Effective Time represent for all purposes only the right to receive the consideration provided in Sections 3.1 and 3.4 of this Agreement in exchange therefor, subject, however, to the Surviving Corporation's obligation to pay any dividends or make any other distributions with a record date prior to the Effective Time which have been declared or made by First Coastal in respect of such shares of First Coastal Common Stock in accordance with the terms of this Agreement and which remain unpaid at the Effective Time. To the extent permitted by Law, former stockholders of record of First Coastal shall be entitled to vote after the Effective Time at any meeting of Centura stockholders the number of whole shares of Centura Common Stock into which their respective shares of First Coastal Common Stock are converted, regardless of whether such holders have exchanged their certificates representing First Coastal Common Stock for certificates representing Centura Common Stock in accordance with the provisions of this Agreement. Whenever a dividend or other distribution is declared by Centura on the Centura Common Stock, the record date for which is at or after the Effective Time, the declaration shall include dividends or other distributions on all shares issuable pursuant to this Agreement, but beginning 30 days after the Effective Time no dividend or other distribution payable to the holders of record of Centura Common Stock as of any time subsequent to the Effective Time shall be delivered to the holder of any certificate representing shares of First Coastal Common Stock issued and outstanding at the Effective Time until such holder surrenders such certificate for exchange as provided in Section 4.1 of this Agreement. However, upon surrender of such First Coastal Common Stock certificate, both the Centura Common Stock certificate (together with all such undelivered dividends or other distributions without interest) and any undelivered dividends and cash payments to be paid for fractional share interests (without interest) shall be delivered and paid with respect to each share represented by such certificate.


                                    ARTICLE 5
                 REPRESENTATIONS AND WARRANTIES OF FIRST COASTAL
                 -----------------------------------------------

              First Coastal hereby represents and warrants to Centura as follows:

              5.1 Organization, Standing, and Power. First Coastal is a corporation duly organized, validly existing, and in good standing under the Laws of the Commonwealth of Virginia, and has the corporate power and authority to carry on its business as now conducted and to own, lease, and operate its Material Assets. First Coastal is duly qualified or licensed to transact business as a foreign corporation in the States of the United States and foreign jurisdictions where the character of its Assets or the nature or conduct of its business requires it to be so qualified or licensed, except for such jurisdictions in which the failure to be so qualified or licensed is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on First Coastal.

              5.2   Authority; No Breach By Agreement.

                    (a) First Coastal has the corporate power and authority necessary to execute, deliver, and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution, delivery, and performance of this Agreement, and the consummation of the transactions contemplated herein, including the Merger, have been duly and validly authorized by all necessary corporate action in respect thereof on the part of First Coastal, subject to the approval of this Agreement by the holders of a majority of the outstanding shares of First Coastal Common Stock entitled to be cast thereon, which is the only stockholder vote required for approval of this Agreement and consummation of the Merger by First Coastal. Subject to such requisite stockholder approval, this Agreement represents a legal, valid, and binding obligation of First Coastal, enforceable against First Coastal in accordance with its terms (except in all cases as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, receivership, conservatorship, moratorium, or similar Laws affecting the enforcement of creditors' rights generally and except that the availability of the equitable remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding may be brought).

                    (b) Neither the execution and delivery of this Agreement by First Coastal, nor the consummation by First Coastal of the transactions contemplated hereby, nor compliance by First Coastal with any of the provisions hereof or thereof, will (i) conflict with or result in a breach of any provision of First Coastal's Articles of Incorporation or Bylaws, or (ii) constitute or result in a Default under, or require any Consent pursuant to, or result in the creation of any Lien on any Asset of any First Coastal Company under, any Contract or Permit of any First Coastal Company, where such Default or Lien, or any failure to obtain such Consent, is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on First Coastal, or (iii) subject to receipt of the requisite Consents referred to in Section 9.1(b) of this Agreement, violate any Law or Order applicable to any First Coastal Company or any of their respective Material Assets.

                    (c) Other than in connection or compliance with the provisions of the Securities Laws, applicable state corporate and securities Laws, and rules of the NASD, and other than Consents required from Regulatory Authorities, and other than notices to or filings with the Internal Revenue Service or the Pension Benefit Guaranty Corporation with respect to any employee benefit plans, or under the HSR Act, and other than Consents, filings, or notifications which, if not obtained or made, are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on First Coastal, no notice to, filing with, or Consent of, any public body or authority is necessary for the consummation by First Coastal of the Merger and the other transactions contemplated in this Agreement.

              5.3   Capital Stock.

                    (a) The authorized capital stock of First Coastal consists, as of the date of this Agreement, of (i) 10,000,000 shares of First Coastal Common Stock, of which 4,986,541 shares are issued and outstanding as of the date of this Agreement and, not more than 5,437,791 shares will be issued and outstanding at the Effective Time, and (ii) 5,000,000 shares of First Coastal Preferred Stock, of which no shares are issued and outstanding as of the date of this Agreement and no shares of First Coastal Preferred Stock will be issued and outstanding as of the Effective Time. All of the issued and outstanding shares of First Coastal Common Stock are duly and validly issued and outstanding and are fully paid and nonassessable under the VSCA. None of the outstanding shares of First Coastal Common Stock has been issued in violation of any preemptive rights of the current or past stockholders of First Coastal.

                    (b) Except as set forth in Section 5.3(a) of this Agreement or as provided pursuant to the First Coastal Stock Plans or the Stock Option Agreement, there are no shares of capital stock or other equity securities of First Coastal outstanding and no outstanding Rights relating to the capital stock of First Coastal.

              5.4 First  Coastal  Subsidiaries.  First  Coastal has disclosed in
Section 5.4 of the First Coastal Disclosure Memorandum all of the First Coastal Subsidiaries as of the date of this Agreement. First Coastal or one of its Subsidiaries owns all of the issued and outstanding shares of capital stock of each First Coastal Subsidiary. No equity securities of any First Coastal Subsidiary are or may become required to be issued (other than to another First Coastal Company) by reason of any Rights, and there are no Contracts by which any First Coastal Subsidiary is bound to issue (other than to another First Coastal Company) additional shares of its capital stock or Rights or by which any First Coastal Company is or may be bound to transfer any shares of the capital stock of any First Coastal Subsidiary (other than to another First Coastal Company). There are no Contracts relating to the rights of any First Coastal Company to vote or to dispose of any shares of the capital stock of any First Coastal Subsidiary. All of the shares of capital stock of each First Coastal Subsidiary held by a First Coastal Company are duly authorized, validly issued, and fully paid and, except as provided in statutes pursuant to which depository institution Subsidiaries are organized, nonassessable under the applicable corporation Law of the jurisdiction in which such Subsidiary is incorporated or organized and are owned by the First Coastal Company free and clear of any Lien. Each First Coastal Subsidiary is either a bank or a corporation, and is duly organized, validly existing, and (as to corporations) in good standing under the Laws of the jurisdiction in which it is incorporated or organized, and has the corporate power and authority necessary for it to own, lease, and operate its Assets and to carry on its business as now conducted. Each First Coastal Subsidiary is duly qualified or licensed to transact business as a foreign corporation in good standing in the States of the United States and foreign jurisdictions where the character of its Assets or the nature or conduct of its business requires it to be so qualified or licensed, except for such jurisdictions in which the failure to be so qualified or licensed is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on First Coastal. Each First Coastal Subsidiary that is a depository institution is an "insured institution" as defined in the Federal Deposit Insurance Act and applicable regulations thereunder, and the deposits in which are insured by the Savings Association Insurance Fund.

              5.5   SEC Filings; Financial Statements.

                    (a) First Coastal has filed and made available to Centura all forms, reports, and documents required to be filed by First Coastal with the SEC since December 31, 1994 (collectively, the "First Coastal SEC Reports"). The First Coastal SEC Reports (i) at the time filed, complied as to form in all Material respects with the applicable requirements of the 1933 Act and the 1934 Act, as the case may be, and (ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a Material fact or omit to state a Material fact required to be stated in such First Coastal SEC Reports or necessary in order to make the statements in such First Coastal SEC Reports, in light of the circumstances under which they were made, not misleading. Except for First Coastal Subsidiaries that are registered as a broker, dealer, or investment advisor or filings required due to fiduciary holdings of the First Coastal Subsidiaries, none of First Coastal's Subsidiaries is required to file any forms, reports, or other documents with the SEC.

                    (b) Each of the First Coastal Financial Statements (including, in each case, any related notes) contained in the First Coastal SEC Reports, including any First Coastal SEC Reports filed after the date of this Agreement until the Effective Time, complied or will comply as to form in all Material respects with the applicable published rules and regulations of the SEC with respect thereto, was prepared or will be prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes to such financial statements, or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC), and fairly presented or will fairly present the consolidated financial position of First Coastal and its Subsidiaries as at the respective dates and the consolidated results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which were not or are not expected to be Material in amount or effect.

              5.6 Absence of Undisclosed Liabilities. No First Coastal Company has any Liabilities that are reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on First Coastal, except Liabilities which are accrued or reserved against in the consolidated balance sheets of First Coastal as of June 30, 1998, included in the First Coastal Financial Statements or reflected in the notes thereto and except for Liabilities incurred in the ordinary course of business subsequent to June 30, 1998. No First Coastal Company has incurred or paid any Liability since June 30, 1998, except for such Liabilities incurred or paid in the ordinary course of business consistent with past business practice and which are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on First Coastal.

              5.7 Absence of Certain Changes or Events. Since June 30, 1998, except as disclosed in the First Coastal Financial Statements or Section 5.7 of the First Coastal Disclosure Memorandum, (i) there have been no events, changes, or occurrences which have had, or are reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on First Coastal, and (ii) the First Coastal Companies have conducted their respective businesses in the ordinary and usual course (excluding the incurrence of expenses in connection with this Agreement and the transactions contemplated hereby).

              5.8   Tax Matters.

                    (a) All Tax Returns required to be filed by or on behalf of any of the First Coastal Companies have been timely filed, or requests for extensions have been timely filed, granted, and have not expired for the three tax years ended on or before December 31, 1997, and, to the Knowledge of First Coastal, all Tax Returns filed are complete and accurate in all Material respects. All Tax Returns for the three tax years ending on or before the date of the most recent fiscal year end immediately preceding the Effective Time will be timely filed or requests for extensions will be timely filed. All Taxes shown on filed Tax Returns have been paid. There is no audit examination, deficiency, or refund Litigation with respect to any Taxes, that is reasonably likely to result in a determination that would have, individually or in the aggregate, a Material Adverse Effect on First Coastal, except to the extent reserved against in the First Coastal Financial Statements dated prior to the date of this Agreement. All Taxes and other Liabilities due with respect to completed and settled examinations or concluded Litigation have been paid.

                    (b) None of the First Coastal Companies has executed an extension or waiver of any statute of limitations on the assessment or collection of any Tax due (excluding such statutes that relate to years currently under examination by the Internal Revenue Service or other applicable taxing authorities) that is currently in effect.

                    (c) Adequate provision for any Taxes due or to become due for any of the First Coastal Companies for the period or periods through and including the date of the respective First Coastal Financial Statements has been made and is reflected on such First Coastal Financial Statements.

                    (d) Each of the First Coastal Companies is in compliance with, and its records contain all information and documents (including properly completed IRS Forms W-9) necessary to comply with, all applicable information reporting and Tax withholding requirements under federal, state, and local Tax Laws, and such records identify with specificity all accounts subject to backup withholding under Section 3406 of the Internal Revenue Code, except for such instances of noncompliance and such omissions as are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on First Coastal.

                    (e) Except as set forth in Section 5.8(e) of the First Coastal Disclosure Memorandum, none of the First Coastal Companies has made any payments, is obligated to make any payments, or is a party to any contract, agreement, or other arrangement that could obligate it to make any payments that would be disallowed as a deduction under Section 280G or 162(m) of the Internal Revenue Code.

                    (f) There are no Material Liens with respect to Taxes upon any of the Assets of the First Coastal Companies.

                    (g) There has not been an ownership change, as defined in Internal Revenue Code Section 382(g), of the First Coastal Companies that occurred during or after any Taxable Period in which the First Coastal Companies incurred a net operating loss that carries over to any Taxable Period ending after December 31, 1997.

                    (h)    No First Coastal Company has filed any consent  under
Section 341(f) of the Internal Revenue Code concerning collapsible corporations.

                    (i) After the date of this Agreement, no Material election with respect to Taxes will be made without the prior consent of Centura, which consent will not be unreasonably withheld.

                    (j) No First Coastal Company has or has had a permanent establishment in any foreign country, as defined in any applicable tax treaty or convention between the United States and such foreign country.

              5.9 Assets. The First Coastal Companies have marketable title insurable at standard rates, free and clear of all Liens, to all of their respective Assets. All tangible properties used in the businesses of the First Coastal Companies are in good condition, reasonable wear and tear excepted, and are usable in the ordinary course of business consistent with First Coastal's past practices. All Assets which are Material to First Coastal's business on a consolidated basis, held under leases or subleases by any of the First Coastal Companies, are held under valid Contracts enforceable in accordance with their respective terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other Laws affecting the enforcement of creditors' rights generally and except that the availability of the equitable remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceedings may be brought), and each such Contract is in full force and effect. The First Coastal Companies currently maintain insurance in amounts, scope, and coverage reasonably necessary for their operations. None of the First Coastal Companies has received notice from any insurance carrier that (i) such insurance will be canceled or that coverage thereunder will be reduced or eliminated, or (ii) premium costs with respect to such policies of insurance will be substantially increased. The Assets of the First Coastal Companies include all Assets required to operate the business of the First Coastal Companies as presently conducted.

              5.10  Environmental Matters.

                    (a) To the Knowledge of First Coastal, each First Coastal Company, its Participation Facilities, and its Loan Properties are, and have been, in compliance with all Environmental Laws, except those violations which are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on First Coastal.

                    (b) There is no Litigation pending or, to the Knowledge of First Coastal, threatened before any court, governmental agency, or authority, or other forum in which any First

Coastal Company or any of its Participation Facilities has been or, with respect to threatened Litigation, may reasonably be expected to be named as a defendant
(i) for alleged noncompliance (including by any predecessor) with any Environmental Law or (ii) relating to the release into the environment of any Hazardous Material, whether or not occurring at, on, under, or involving a site owned, leased, or operated by any First Coastal Company or any of its Participation Facilities, except for such Litigation pending or threatened that is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on First Coastal.

                    (c) There is no Litigation pending, or to the Knowledge of First Coastal, threatened before any court, governmental agency, or board, or other forum in which any of its Loan Properties (or First Coastal in respect of such Loan Property) has been or, with respect to threatened Litigation, may reasonably be expected to be named as a defendant or potentially responsible party (i) for alleged noncompliance (including by any predecessor) with any Environmental Law or (ii) relating to the release into the environment of any Hazardous Material, whether or not occurring at, on, under, or involving a Loan Property, except for such Litigation pending or threatened that is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on First Coastal.

                    (d) To the Knowledge of First Coastal, there is no reasonable basis for any Litigation of a type described in subsections (b) or
(c), except such as is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on First Coastal.

                    (e)  To  the  Knowledge  of  First  Coastal  and  except  as disclosed in Section 5.10(e) of the First Coastal Disclosure Memorandum, during the period of (i) any First Coastal Company's ownership or operation of any of their respective current properties, (ii) any First Coastal Company's participation in the management of any Participation Facility, or (iii) any First Coastal Company's holding of a security interest in a Loan Property, there have been no releases of Hazardous Material in, on, under, or affecting (or potentially affecting) such properties, except such as are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on First
Coastal. Prior to the period of (i) any First Coastal Company's ownership or operation of any of their respective current properties, (ii) any First Coastal Company's participation in the management of any Participation Facility, or
(iii) any First Coastal Company's holding of a security interest in a Loan Property, to the Knowledge of First Coastal, except as disclosed in Section 5.10(e) of the First Coastal Disclosure Memorandum, there were no releases of Hazardous Material in, on, under, or affecting any such property, Participation Facility, or Loan Property, except such as are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on First Coastal.

              5.11 Compliance with Laws. First Coastal is duly registered as a savings and loan holding company under the HOLA. Each First Coastal Company has in effect all Permits necessary for it to own, lease, or operate its Material Assets and to carry on its business as now conducted, except for those Permits the absence of which are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on First Coastal, and there has occurred no Default under any such Permit, other than Defaults which are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on First Coastal. None of the First Coastal Companies:

                  (a) is in violation of any Laws, Orders, or Permits applicable to its business or employees conducting its business, except for violations which are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on First Coastal; and

                  (b) has received any notification or communication from any agency or department of federal, state, or local government or any Regulatory Authority or the staff thereof (i) asserting that any First Coastal Company is not in compliance with any of the Laws or Orders which such governmental authority or Regulatory Authority enforces, where such noncompliance is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on First Coastal, (ii) threatening to revoke any Permits, the revocation of which is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on First Coastal, or (iii) requiring any First Coastal Company (x) to enter into or consent to the issuance of a cease and desist order, formal agreement, directive, commitment, or memorandum of understanding, or (y) to adopt any Board resolution or similar undertaking, which restricts materially the conduct of its business, or in any manner relates to its capital adequacy, its credit or reserve policies, its management, or the payment of dividends.

              5.12 Labor Relations. No First Coastal Company is the subject of any Litigation asserting that it or any other First Coastal Company has committed an unfair labor practice (within the meaning of the National Labor Relations Act or comparable state Law) or seeking to compel it or any other First Coastal Company to bargain with any labor organization as to wages or conditions of employment, nor is any First Coastal Company a party to or bound by any collective bargaining agreement, Contract, or other agreement or understanding with a labor union or labor organization, nor is there any strike or other labor dispute involving any First Coastal Company, pending, or to the Knowledge of First Coastal, is there any activity involving any First Coastal Company's employees seeking to certify a collective bargaining unit or engaging in any other organization activity.

              5.13  Employee Benefit Plans.

                    (a) First Coastal has disclosed to Centura in writing prior to the execution of the Agreement and in Section 5.13 of the First Coastal Disclosure Memorandum, and has delivered or made available to Centura prior to the execution of this Agreement correct and complete copies in each case of, all First Coastal Benefits Plans. For purposes of this Agreement, "First Coastal Benefit Plans" means all pension, retirement, profit-sharing, deferred compensation, stock option, employee stock ownership, severance pay, vacation, bonus, or other incentive plan, all other written employee programs or agreements, all medical, vision, dental, or other health plans, all life insurance plans, and all other employee benefit plans or fringe benefit plans, including, without limitation, "employee benefit plans" as that term is defined in Section 3(3) of ERISA maintained by, sponsored in whole or in part by, or contributed to by, any First Coastal Company for the benefit of employees, retirees, dependents, spouses, directors, independent contractors, or other beneficiaries and under which employees, retirees, dependents, spouses, directors, independent contractors, or other beneficiaries are eligible to participate. Any of the First Coastal Benefit Plans which is an "employee welfare benefit plan," as that term is defined in
Section 3(l) of ERISA, or an "employee pension benefit plan," as that term is defined in Section 3(2) of ERISA, is referred to herein as a "First Coastal ERISA Plan." Any First Coastal ERISA Plan which is also a "defined benefit plan" (as defined in Section 414(j) of the Internal Revenue Code or Section 3(35) of ERISA) is referred to herein as a "First Coastal Pension Plan." Neither First Coastal nor any First Coastal Company has an "obligation to contribute" (as defined in ERISA Section 4212) to a "multiemployer plan" (as defined in ERISA Sections 4001(a)(3) and 3(37)(A)). Each "employee pension benefit plan," as defined in Section 3(2) of ERISA, ever maintained by any First Coastal Company that was intended to qualify under Section 401(a) of the Internal Revenue Code and with respect to which any First Coastal Company has any Liability, is disclosed as such in Section 5.13 of the First Coastal Disclosure Memorandum.

                    (b) First Coastal has delivered or made available to Centura prior to the execution of this Agreement correct and complete copies of the following documents: (i) all trust agreements or other funding arrangements for such First Coastal Benefit Plans (including insurance contracts), and all amendments thereto; (ii) with respect to any such First Coastal Benefit Plans or amendments, all determination letters, rulings, opinion letters, information letters, or Material advisory opinions issued by the Internal Revenue Service, the United States Department of Labor, or the Pension Benefit Guaranty Corporation after December 31, 1994; (iii) annual reports or returns, audited or unaudited financial statements, actuarial valuations and reports, and summary annual reports prepared for any First Coastal Benefit Plan with respect to the most recent plan year; and (iv) the most recent summary plan descriptions and any Material modifications thereto.

                    (c) All First Coastal Benefit Plans are in material compliance with the applicable terms of ERISA, the Internal Revenue Code, and any other applicable Laws, the breach or violation of which is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on First Coastal. Each First Coastal ERISA Plan currently maintained by First Coastal which is intended to be qualified under Section 401(a) of the Internal Revenue Code has received a favorable determination letter from the Internal Revenue Service, and First Coastal is not aware of any circumstances which will or could reasonably result in revocation of any such favorable determination letter. Each trust created under any First Coastal ERISA Plan has been determined to be exempt from Tax under Section 501(a) of the Internal Revenue Code and First Coastal is not aware of any circumstance which will or could reasonably result in revocation of such exemption. With respect to each First Coastal Benefit Plan to the Knowledge of First Coastal, no event has occurred which will or could reasonably give rise to a loss of any intended Tax consequences under the Internal Revenue Code or to any Tax under Section 511 of the Internal Revenue Code that is reasonably likely, individually or in the aggregate, to have a Material Adverse Effect on First Coastal. There is no Material pending or, to the Knowledge of First Coastal, threatened Litigation relating to any First Coastal ERISA Plan.

                    (d) No First Coastal Company has engaged in a transaction with respect to any First Coastal Benefit Plan that, assuming the Taxable Period of such transaction expired as of the date of this Agreement, would subject any First Coastal Company to a Material Tax or penalty imposed by either Section 4975 of the Internal Revenue Code or Section 502(i) of ERISA in amounts which are reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on First Coastal. Neither First Coastal nor any administrator or fiduciary of any First Coastal Benefit Plan (or any agent of any of the foregoing) has engaged in any transaction, or acted or failed to act in any manner which could subject First Coastal to any direct or indirect Liability (by indemnity or otherwise) for breach of any fiduciary, co-fiduciary, or other duty under ERISA, where such Liability, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect on First Coastal. To its Knowledge, no oral or written representation or communication with respect to any aspect of the First Coastal Benefit Plans has been made to employees of any First Coastal Company which is not in accordance with the written or otherwise preexisting terms and provisions of such plans, where any Liability with respect to such representation or disclosure is reasonably likely to have a Material Adverse Effect on First Coastal.

                    (e) Since the date of the most recent actuarial valuation, there has been (i) no Material change in the financial position or funded status of any First Coastal Pension Plan, (ii) no change in the actuarial assumptions with respect to any First Coastal Pension Plan, and (iii) no increase in benefits under any First Coastal Pension Plan as a result of plan amendments or changes in applicable Law, any of which is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on First Coastal. Neither any First Coastal Pension Plan nor any "single-employer plan," within the meaning of Section 4001(a)(15) of ERISA, currently or formerly maintained by any First Coastal Company, or the single-employer plan of any entity which is considered one employer with First Coastal under Section 4001 of ERISA or
Section 414 of the Internal Revenue Code or Section 302 of ERISA (whether or not waived) (a "First Coastal ERISA Affiliate") has an "accumulated funding deficiency" within the meaning of Section 412 of the Internal Revenue Code or
Section 302 of ERISA. All contributions with respect to a First Coastal Pension Plan or any single-employer plan of a First Coastal ERISA Affiliate have or will be timely made and there is no lien or expected to be a lien under Internal
Revenue Code Section 412(n) or ERISA Section 302(f) or Tax under Internal Revenue Code Section 4971. No First Coastal Company has provided, or is required to provide, security to a First Coastal Pension Plan or to any single-employer plan of a First Coastal ERISA Affiliate pursuant to Section 401(a)(29) of the Internal Revenue Code. All premiums required to be paid under ERISA Section 4006 have been timely paid by First Coastal, except to the extent any failure would not have a Material Adverse Effect on First Coastal.

                    (f) No Liability under Title IV of ERISA has been or is expected to be incurred by any First Coastal Company with respect to any defined benefit plan currently or formerly maintained by any of them or by any First Coastal ERISA Affiliate that has not been satisfied in full (other than Liability for Pension Benefit Guaranty Corporation premiums, which have been paid when due, except to the extent any failure would not have a Material Adverse Effect on First Coastal).

                    (g) No First Coastal Company has any obligations for retiree health and retiree life benefits under any of the First Coastal Benefit Plans other than with respect to benefit coverage mandated by applicable Law.

                    (h) Except as disclosed in Section 5.13(h) of the First Coastal Disclosure Memorandum, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will, by themselves, (i) result in any payment (including, without limitation, severance, unemployment compensation, golden parachute, or otherwise) becoming due to any director or any employee of any First Coastal Company from any First Coastal Company under any First Coastal Benefit Plan or otherwise, (ii) increase any benefits otherwise payable under any First Coastal Benefit Plan, or (iii) result in any acceleration of the time of payment or vesting of any such benefit.

              5.14 Material Contracts. Except as disclosed in Section 5.14 of the First Coastal Disclosure Memorandum, none of the First Coastal Companies, nor any of their respective Assets, businesses, or operations, is a party to, or is bound or affected by, or receives benefits under, (i) any employment, severance, termination, consulting, or retirement Contract providing for aggregate payments to any Person in any calendar year in excess of $50,000, (ii) any Contract relating to the borrowing of money by any First Coastal Company or the guarantee by any First Coastal Company of any such obligation (other than Contracts evidencing deposit liabilities, purchases of federal funds, fully-secured repurchase agreements, and Federal Home Loan Bank advances of depository institution Subsidiaries, trade payables, and Contracts relating to borrowings or guarantees made in the ordinary course of business), and (iii) any other Contract or amendment thereto that would be required to be filed as an exhibit to a Form 10-K filed by First Coastal with the SEC as of the date of this Agreement that has not been filed as an exhibit to First Coastal's Form 10-K filed for the fiscal year ended December 31, 1997, or in another SEC Document and identified to Centura (together with all Contracts referred to in Sections 5.8 and 5.13 (a) of this Agreement, the "First Coastal Contracts"). With respect to each First Coastal Contract: (i) the Contract is in full force and effect; (ii) no First Coastal Company is in Default thereunder, other than Defaults which are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on First Coastal; (iii) no First Coastal Company has repudiated or waived any Material provision of any such Contract; and (iv) no other party to any such Contract is, to the Knowledge of First Coastal, in Default in any respect, other than Defaults which are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on First Coastal, or has repudiated or waived any Material provision thereunder. Except for Federal Home Loan Bank advances, all of the indebtedness of any First Coastal Company for money borrowed is prepayable at any time by such First Coastal Company without penalty or premium.

              5.15  Legal Proceedings.

                    (a) There is no Litigation instituted or pending, or, to the Knowledge of First Coastal, threatened against any First Coastal Company, or against any Asset, employee benefit plan, interest, or right of any of them, that is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on First Coastal, nor are there any Orders of any Regulatory

Authorities, other governmental authorities, or arbitrators outstanding against any First Coastal Company, that are reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on First Coastal.

                    (b) Section 5.15 (b) of the First Coastal Disclosure Memorandum includes a summary report of all Litigation as of the date of this Agreement to which any First Coastal Company is a party and which names a First Coastal Company as a defendant or cross-defendant and where the maximum exposure is estimated to be $50,000 or more.

              5.16 Reports. Since January 1, 1995, or the date of organization if later, to its Knowledge, each First Coastal Company has timely filed all reports and statements, together with any amendments required to be made with respect thereto, that it was required to file with any Regulatory Authorities, except failures to file which are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on First Coastal. As of their respective dates, each of such reports and documents, including the financial statements, exhibits, and schedules thereto, complied in all Material respects with all applicable Laws.

              5.17 Statements True and Correct. None of the information supplied or to be supplied by any First Coastal Company or any Affiliate thereof regarding First Coastal or such Affiliate for inclusion in the Registration
Statement to be filed by Centura with the SEC will, when the Registration Statement becomes effective, be false or misleading with respect to any Material fact, or contain any untrue statement of a Material fact, or omit to state any Material fact required to be stated thereunder or necessary to make the statements therein not misleading. None of the information supplied or to be supplied by any First Coastal Company or any Affiliate thereof for inclusion in the Proxy Statement to be mailed to First Coastal's stockholders in connection with the Stockholders' Meeting will, when first mailed to the stockholders of First Coastal, be false or misleading with respect to any Material fact, or contain any misstatement of Material fact, or omit to state any Material fact required to be stated thereunder or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or, in the case of the Proxy Statement or any amendment thereof or supplement thereto, at the time of the Stockholders' Meeting, be false or misleading with respect to any Material fact, or omit to state any Material fact required to be stated thereunder or necessary to correct any Material statement in any earlier communication with respect to the solicitation of any proxy for the Stockholders' Meeting. All documents that any First Coastal Company or any Affiliate thereof is responsible for filing with any Regulatory Authority in connection with the transactions contemplated hereby will comply as to form in all Material respects with the provisions of applicable Law.

              5.18 Tax and Regulatory Matters. No First Coastal Company or any Affiliate thereof has taken or agreed to take any action, and First Coastal has no Knowledge of any fact or circumstance that is reasonably likely to (i) prevent the transactions contemplated hereby, including the Merger, from qualifying as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code, or (ii) materially impede or delay receipt of any Consents of Regulatory Authorities referred to in Section 9.1(b) of this Agreement or result in the imposition of a condition or restriction of the type referred to in the last sentence of such Section.

              5.19 State Takeover Laws. Each First Coastal Company has taken all necessary action to exempt the transactions contemplated by this Agreement from any applicable "moratorium," "control share," "fair price," "business combination," or other anti-takeover laws and regulations of the Commonwealth of Virginia (collectively, "Takeover Laws").

              5.20 Charter Provisions. Each First Coastal Company has taken all action so that the entering into of this Agreement and the consummation of the Merger and the other transactions contemplated by this Agreement do not and will not result in the grant of any rights to any Person under the Articles of Incorporation, Bylaws, or other governing instruments of any First Coastal Company or restrict or impair the ability of Centura or any of its Subsidiaries to vote, or otherwise to exercise the rights of a stockholder with respect to, shares of any First Coastal Company that may be directly or indirectly acquired or controlled by it.

              5.21 Derivatives. All interest rate swaps, caps, floors, option agreements, futures and forward contracts, and other similar risk management arrangements, whether entered into for First Coastal's own account, or for the account of one or more the First Coastal Subsidiaries or their customers, were entered into (i) in accordance with prudent business practices and all applicable Laws, and (ii) with counterparties believed to be financially responsible.

              5.22 Year 2000. First Coastal has disclosed to Centura a complete and accurate copy of First Coastal's plan, including an estimate of the anticipated associated costs, for implementing modifications to First Coastal's hardware, software, and computer systems, chips, and microprocessors, to ensure proper execution and accurate processing of all date-related data, whether from years in the same century or in different centuries. Between the date of this Agreement and the Effective Time, First Coastal shall endeavor to continue its efforts to implement such plan.


                                    ARTICLE 6
                    REPRESENTATIONS AND WARRANTIES OF CENTURA
                    -----------------------------------------

              Centura hereby represents and warrants to First Coastal as follows:

              6.1 Organization, Standing, and Power. Centura is a corporation duly organized, validly existing, and in good standing under the Laws of the State of North Carolina, and has the corporate power and authority to carry on its business as now conducted and to own, lease, and operate its Material Assets. Centura is duly qualified or licensed to transact business as a foreign corporation in good standing in the States of the United States and foreign jurisdictions where the character of its Assets or the nature or conduct of its business requires it to be so qualified or licensed, except for such jurisdictions in which the failure to be so qualified or licensed is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on Centura.

              6.2   Authority; No Breach By Agreement.

                    (a) Centura has the corporate power and authority necessary to execute, deliver, and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated herein, including the Merger, have been duly and validly authorized by all necessary corporate action in respect thereof on the part of Centura. This Agreement represents a legal, valid, and binding obligation of Centura, enforceable against Centura in accordance with its terms (except in all cases as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, receivership, conservatorship, moratorium, or similar Laws affecting the enforcement of creditors' rights generally and except that the availability of the equitable remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding may be brought).

                    (b) Neither the execution and delivery of this Agreement by Centura, nor the consummation by Centura of the transactions contemplated hereby, nor compliance by Centura with any of the provisions hereof, will (i) conflict with or result in a breach of any provision of Centura's Articles of Incorporation or Bylaws, (ii) constitute or result in a Default under, or require any Consent pursuant to, or result in the creation of any Lien on any Asset of any Centura Company under, any Contract or Permit of any Centura Company, where such Default or Lien, or any failure to obtain such Consent, is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on Centura, (iii) subject to receipt of the requisite Consents referred to in Section 9.1(b) of this Agreement, violate any Law or Order applicable to any Centura Company or any of their respective Material Assets, or (iv) require the approval of Centura stockholders.

                    (c) Other than in connection or compliance with the provisions of the Securities Laws, applicable state corporate and securities Laws, and rules of the NYSE, and other than Consents required from Regulatory Authorities, and other than notices to or filings with the Internal Revenue Service or the Pension Benefit Guaranty Corporation with respect to any employee benefit plans, or under the HSR Act, and other than Consents, filings, or notifications which, if not obtained or made, are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on Centura, no notice to, filing with, or Consent of, any public body or authority is necessary for the consummation by Centura of the Merger and the other transactions contemplated in this Agreement.

              6.3 Capital Stock. The authorized capital stock of Centura consists, as of the date of this Agreement, of (i) 50,000,000 shares of Centura Common Stock, of which 26,536,602 shares were issued and outstanding as of June 30, 1998, and (ii) 25,000,000 shares of Centura Preferred Stock, none of which are issued and outstanding. All of the issued and outstanding shares of Centura Common Stock are, and all of the shares of Centura Common Stock to be issued in exchange for shares of First Coastal Common Stock upon consummation of the Merger, when issued in accordance with the terms of this Agreement, will be, duly and validly issued and outstanding and fully paid and nonassessable under the NCBCA. None of the outstanding shares of Centura Common Stock has been, and none of the shares of Centura

Common Stock to be issued in exchange for shares of First Coastal Common Stock upon consummation of the Merger will be, issued in violation of any preemptive rights of the current or past stockholders of Centura.

              6.4 Centura Subsidiaries. Except as set forth in Section 6.4 of the Centura Disclosure Memorandum, Centura or one of its Subsidiaries owns all of the issued and outstanding shares of capital stock of each Centura Subsidiary. No equity securities of any Centura Subsidiary are or may become required to be issued (other than to another Centura Company) by reason of any Rights, and there are no Contracts by which any Centura Subsidiary is bound to issue (other than to another Centura Company) additional shares of its capital stock or Rights or by which any Centura Company is or may be bound to transfer any shares of the capital stock of any Centura Subsidiary (other than to another Centura Company). There are no Contracts relating to the rights of any Centura Company to vote or to dispose of any shares of the capital stock of any Centura Subsidiary. All of the shares of capital stock of each Centura Subsidiary held by a Centura Company are fully paid and, except as provided in statutes pursuant to which depository institution Subsidiaries are organized, nonassessable under the applicable corporation Law of the jurisdiction in which such Subsidiary is incorporated or organized and are owned by the Centura Company free and clear of any Lien. Each Centura Subsidiary is either a bank or a corporation, and is duly organized, validly existing, and (as to corporations) in good standing under the Laws of the jurisdiction in which it is incorporated or organized, and has the corporate power and authority necessary for it to own, lease, and operate its Assets and to carry on its business as now conducted. Each Centura Subsidiary is duly qualified or licensed to transact business as a foreign corporation in good standing in the States of the United States and foreign jurisdictions where the character of its Assets or the nature or conduct of its business requires it to be so qualified or licensed, except for such jurisdictions in which the failure to be so qualified or licensed is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on Centura. Each Centura Subsidiary that is a depository institution is an "insured institution" as defined in the Federal Deposit Insurance Act and applicable regulations thereunder, and the deposits in which are insured by the Bank Insurance Fund or Savings Association Insurance Fund.

              6.5   SEC Filings; Financial Statements.

                    (a) Centura has filed and made available to First Coastal all forms, reports, and documents required to be filed by Centura with the SEC since December 31, 1994 (collectively, the "Centura SEC Reports"). The Centura SEC Reports (i) at the time filed, complied in all Material respects with the applicable requirements of the 1933 Act and the 1934 Act, as the case may be, and (ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a Material fact or omit to state a Material fact required to be stated in such Centura SEC Reports or necessary in order to make the statements in such Centura SEC Reports, in light of the circumstances under which they were made, not misleading. Except for Centura Subsidiaries that are registered as a broker, dealer, or investment advisor or filings required due to fiduciary holdings of the Centura Subsidiaries, none of Centura Subsidiaries is required to file any forms, reports, or other documents with the SEC.

                    (b) Each of the Centura Financial Statements (including, in each case, any related notes) contained in the Centura SEC Reports, including any Centura SEC Reports filed after the date of this Agreement until the Effective Time, complied or will comply as to form in all Material respects with the applicable published rules and regulations of the SEC with respect thereto, was or will be prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes to such financial statements or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC), and fairly presented or will fairly present the consolidated financial position of Centura and its Subsidiaries as at the respective dates and the consolidated results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which were not or are not expected to be Material in amount or effect.

              6.6 Absence of Undisclosed Liabilities. No Centura Company has any Liabilities that are reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on Centura, except Liabilities which are accrued or reserved against in the consolidated balance sheets of Centura as of June 30, 1998, included in the Centura Financial Statements or reflected in the notes thereto and except for Liabilities incurred in the ordinary course of business subsequent to June 30, 1998. No Centura Company has incurred or paid any Liability since June 30, 1998, except for such Liabilities incurred or paid in the ordinary course of business consistent with past business practice and which are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on Centura.

              6.7 Absence of Certain Changes or Events. Since June 30, 1998, except as disclosed in the Centura Financial Statements delivered prior to the date of this Agreement, (i) there have been no events, changes or occurrences which have had, or are reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on Centura, and (ii) the Centura Companies have conducted their respective businesses in the ordinary and usual course (excluding the incurrence of expenses in connection with this Agreement and the transactions contemplated hereby).

              6.8   Tax Matters.

                    (a) All Tax Returns required to be filed by or on behalf of any of the Centura Companies have been timely filed, or requests for extensions have been timely filed, granted, and have not expired for the three tax years ended on or before December 31, 1997, and, to the Knowledge of Centura, all Tax Returns filed are complete and accurate in all Material respects. All Tax Returns for the three tax years ending on or before the date of the most recent fiscal year end immediately preceding the Effective Time will be timely filed or requests for extensions will be timely filed. All Taxes shown on filed Tax Returns have been paid. Except as set forth in Section 6.8 of the Centura Disclosure Memorandum, there is no audit examination, deficiency, or refund Litigation with respect to any Taxes, that is reasonably likely to result in a determination that would have, individually or in the aggregate, a Material Adverse Effect on Centura, except to the extent reserved against in the Centura Financial Statements dated prior to the date of this

Agreement. All Taxes and other Liabilities due with respect to completed and settled examinations or concluded Litigation have been paid.

                    (b) Except as set forth in Section 6.8 of the Centura Disclosure Memorandum, none of the Centura Companies has executed an extension or waiver of any statute of limitations on the assessment or collection of any Tax due (excluding such statutes that relate to years currently under examination by the Internal Revenue Service or other applicable taxing authorities) that is currently in effect.

                    (c) Adequate provision for any Taxes due or to become due for any of the Centura Companies for the period or periods through and including the date of the respective Centura Financial Statements has been made and is reflected on such Centura Financial Statements.

                    (d) Each of the Centura Companies is in compliance with, and its records contain all information and documents (including properly completed IRS Forms W-9) necessary to comply with, all applicable information reporting and Tax withholding requirements under federal, state, and local Tax Laws, and such records identify with specificity all accounts subject to backup withholding under Section 3406 of the Internal Revenue Code, except for such instances of noncompliance and such omissions as are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on Centura.

                    (e) None of the Centura Companies has made any payments, is obligated to make any payments, or is a party to any contract, agreement, or other arrangement that could obligate it to make any payments that would be disallowed as a deduction under Section 280G or 162(m) of the Internal Revenue Code.

                    (f) There are no Material Liens with respect to Taxes upon any of the Assets of the Centura Companies.

                    (g) There has not been an ownership change, as defined in Internal Revenue Code Section 382(g), of the Centura Companies that occurred during or after any Taxable Period in which the Centura Companies incurred a net operating loss that carries over to any Taxable Period ending after December 31, 1997.

                    (h)    No  Centura  Company  has  filed  any  consent  under
Section   341(f)   of   the   Internal  Revenue  Code   concerning   collapsible
corporations.

                    (i) After the date of this Agreement, no Material election with respect to Taxes will be made without the prior consent of First Coastal, which consent will not be unreasonably withheld.

                    (j)  Except as set forth in  Section  6.8(j) of the  Centura
Disclosure Memorandum, no Centura Company has or has had a permanent establishment in any foreign country, as defined in any applicable tax treaty or convention between the United States and such foreign country.

              6.9 Assets. The Centura Companies have good and marketable title, free and clear of all Liens, to all of their respective Assets. All tangible properties used in the businesses of the Centura Companies are in good condition, reasonable wear and tear excepted, and are usable in the ordinary course of business consistent with Centura's past practices. All Assets which are Material to Centura's business on a consolidated basis, held under leases or subleases by any of the Centura Companies, are held under valid Contracts enforceable in accordance with their respective terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other Laws affecting the enforcement of creditors' rights generally and except that the availability of the equitable remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceedings may be brought), and each such Contract is in full force and effect. The Centura Companies currently maintain insurance similar in amounts, scope, and coverage reasonably necessary for their operations. None of the Centura Companies has received notice from any insurance carrier that (i) such insurance will be canceled or that coverage thereunder will be reduced or eliminated, or
(ii) premium costs with respect to such policies of insurance will be substantially increased. The Assets of the Centura Companies include all Assets required to operate the business of the Centura Companies as presently conducted.

              6.10  Environmental Matters.

                    (a) To the Knowledge of Centura, each Centura Company, its Participation Facilities, and its Loan Properties are, and have been, in compliance with all Environmental Laws, except those violations which are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on Centura.

                    (b) There is no Litigation pending or, to the Knowledge of Centura, threatened before any court, governmental agency, or authority, or other forum in which any Centura Company or any of its Participation Facilities has been or, with respect to threatened Litigation, may reasonably be expected to be named as a defendant (i) for alleged noncompliance (including by any predecessor) with any Environmental Law or (ii) relating to the release into the environment of any Hazardous Material, whether or not occurring at, on, under, or involving a site owned, leased, or operated by any Centura Company or any of its Participation Facilities, except for such Litigation pending or threatened that is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on Centura.

                    (c) There is no Litigation pending or, to the Knowledge of Centura, threatened before any court, governmental agency, or board, or other forum in which any of its Loan Properties (or Centura in respect of such Loan Property) has been or, with respect to threatened Litigation, may reasonably be expected to be named as a defendant or potentially responsible party (i) for alleged noncompliance (including by any predecessor) with any Environmental Law or (ii) relating to the release into the environment of any Hazardous Material, whether or not occurring at, on, under, or involving a Loan Property, except for such

Litigation pending or threatened that is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on Centura.

                    (d) To the Knowledge of Centura, there is no reasonable basis for any Litigation of a type described in subsections (b) or (c), except such as is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on Centura.

                    (e) To the Knowledge of Centura, during the period of (i) any Centura Company's ownership or operation of any of their respective current properties, (ii) any Centura Company's participation in the management of any Participation Facility, or (iii) any Centura Company's holding of a security interest in a Loan Property, there have been no releases of Hazardous Material in, on, under, or affecting (or potentially affecting) such properties, except such as are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on Centura. Prior to the period of (i) any Centura Company's ownership or operation of any of their respective current properties,
(ii) any Centura Company's participation in the management of any Participation Facility, or (iii) any Centura Company's holding of a security interest in a Loan Property, to the Knowledge of Centura, there were no releases of Hazardous Material in, on, under, or affecting any such property, Participation Facility, or Loan Property, except such as are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on Centura.

              6.11 Compliance with Laws. Centura is duly registered as a bank holding company under the BHC Act. Each Centura Company has in effect all Permits necessary for it to own, lease, or operate its Material Assets and to carry on its business as now conducted, except for those Permits the absence of which are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on Centura, and there has occurred no Default under any such Permit, other than Defaults which are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on Centura. None of the Centura Companies:

                  (a) is in violation of any Laws, Orders, or Permits applicable to its business or employees conducting its business, except for violations which are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on Centura; and

                  (b) has received any notification or communication from any agency or department of federal, state, or local government or any Regulatory Authority or the staff thereof (i) asserting that any Centura Company is not in compliance with any of the Laws or Orders which such governmental authority or Regulatory Authority enforces, where such noncompliance is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on Centura, (ii) threatening to revoke any Permits, the revocation of which is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on Centura, or (iii) requiring any Centura Company (x) to enter into or consent to the issuance of a cease and desist order, formal agreement, directive, commitment, or memorandum of understanding, or (y) to adopt any Board resolution or similar undertaking, which restricts materially the conduct of its business, or in any manner relates to its capital adequacy, its credit or reserve policies, its management, or the payment of dividends.

              6.12 Labor Relations. No Centura Company is the subject of any Litigation asserting that it or any other Centura Company has committed an unfair labor practice (within the meaning of the National Labor Relations Act or comparable state Law) or seeking to compel it or any other Centura Company to bargain with any labor organization as to wages or conditions of employment, nor is any Centura Company a party to or bound by any collective bargaining agreement, Contract, or other agreement or understanding with a labor union or labor organization, nor is there any strike or other labor dispute involving any Centura Company, pending or threatened, or to the Knowledge of Centura, is there any activity involving any Centura Company's employees seeking to certify a collective bargaining unit or engaging in any other organization activity.

              6.13 Legal Proceedings. There is no Litigation instituted or pending, or, to the Knowledge of Centura, threatened against any Centura Company, or against any Asset, employee benefit plan, interest, or right of any of them, that is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on Centura, nor are there any Orders of any Regulatory Authorities, other governmental authorities, or arbitrators outstanding against any Centura Company, that are reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on Centura.

              6.14 Reports. Since January 1, 1995, or the date of organization if later, each Centura Company has timely filed all reports and statements, together with any amendments required to be made with respect thereto, that it was required to file with any Regulatory Authorities, except failures to file which are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on Centura. As of their respective dates, each of such reports and documents, including the financial statements, exhibits, and schedules thereto, complied in all Material respects with all applicable Laws.

              6.15 Statements True and Correct. None of the information supplied or to be supplied by any Centura Company or any Affiliate thereof regarding Centura or such Affiliate for inclusion in the Registration Statement to be filed by Centura with the SEC will, when the Registration Statement becomes effective, be false or misleading with respect to any Material fact, or contain any untrue statement of a Material fact, or omit to state any Material fact required to be stated thereunder or necessary to make the statements therein not misleading. None of the information supplied or to be supplied by any Centura Company or any Affiliate thereof for inclusion in the Proxy Statement to be mailed to First Coastal's stockholders in connection with the Stockholders' Meeting, will, when first mailed to the stockholders of First Coastal, be false or misleading with respect to any Material fact, or contain any misstatement of Material fact, or omit to state any Material fact required to be stated thereunder or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or, in the case of the Proxy Statement or any amendment thereof or supplement thereto, at the time of the Stockholders' Meeting, be false or misleading with respect to any Material fact, or omit to state any Material fact required to be stated thereunder or necessary to correct any Material statement in any earlier communication with respect to the solicitation of any proxy for the Stockholders' Meetings. All documents that any Centura Company or any Affiliate thereof is responsible for filing with any Regulatory Authority in connection with the transactions contemplated hereby will comply as to form in all Material respects with the provisions of applicable Law.

              6.16 Tax and Regulatory Matters. No Centura Company or any Affiliate thereof has taken or agreed to take any action, and Centura has no Knowledge of any fact or circumstance that is reasonably likely to (i) prevent the transactions contemplated hereby, including the Merger, from qualifyingr as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code, or (ii) materially impede or delay receipt of any Consents of Regulatory Authorities referred to in Section 9.1(b) of this Agreement or result in the imposition of a condition or restriction of the type referred to in the last sentence of such Section.

              6.17 Derivatives. All interest rate swaps, caps, floors, option agreements, futures and forward contracts, and other similar risk management arrangements, whether entered into for Centura's own account, or for the account of one or more the Centura Subsidiaries or their customers, were entered into
(i) in accordance with prudent  business  practices and all applicable Laws, and
(ii) with counterparties believed to be financially responsible.

              6.18 Year 2000. Centura has disclosed to First Coastal a complete and accurate copy of Centura's plan, including an estimate of the anticipated associated costs, for implementing modifications to Centura's hardware, software, and computer systems, chips, and microprocessors, to ensure proper execution and accurate processing of all date-related data, whether from years in the same century or in different centuries. Between the date of this Agreement and the Effective Time, Centura shall endeavor to continue its efforts to implement such plan.


                                    ARTICLE 7
                    CONDUCT OF BUSINESS PENDING CONSUMMATION
                    ----------------------------------------

              7.1 Affirmative Covenants of First Coastal. Unless the prior written consent of the duly authorized officer of Centura shall have been obtained, and except as otherwise expressly contemplated herein, First Coastal shall and shall cause each of its Subsidiaries to, from the date of this Agreement until the Effective Time or termination of this Agreement, (i) operate its business only in the usual, regular, and ordinary course, (ii) preserve intact in all Material respects its business organization and Assets and maintain its rights and franchises, and (iii) take no action which would (x) materially adversely affect the ability of any Party to obtain any Consents required for the transactions contemplated hereby without imposition of a condition or restriction of the type referred to in the last sentences of
Section 9.1(b) and (c) of this Agreement, or (y) materially adversely affect the ability of any Party to perform its covenants and agreements under this Agreement.

              7.2 Negative Covenants of First Coastal. Except as contemplated by this Agreement or the Supplemental Letter, from the date of this Agreement until the earlier of the Effective Time or the termination of this Agreement, First Coastal covenants and agrees that it will not do or agree or commit to do, or permit any of its Subsidiaries to do or agree or commit to do, any of the following without the prior written consent of the chief executive officer or chief financial officer of Centura, which consent shall not be unreasonably withheld:

                  (a) amend the Articles of Incorporation, Bylaws, or other governing instruments of any First Coastal Company or, except as expressly contemplated by this Agreement, the First Coastal Rights Agreement, or

                  (b) incur, guarantee, or otherwise become responsible for, any additional debt obligation or other obligation for borrowed money (other than indebtedness of a First Coastal Company to another First Coastal Company) in excess of an aggregate of $350,000 (for the First Coastal Companies on a consolidated basis), except in the ordinary course of business and consistent with past practices (which shall include, for First Coastal Subsidiaries that are depository institutions, creation of deposit liabilities, purchases of federal funds, advances from the Federal Reserve Bank or Federal Home Loan Bank, and entry into repurchase agreements fully secured by U.S. government or agency securities), or impose, or suffer the imposition, on any Asset of any First Coastal
       Company of any Lien or permit any such Lien to exist (other than in connection with deposits, repurchase agreements, bankers acceptances, "treasury tax and loan" accounts established in the ordinary course of business, the satisfaction of legal requirements in the exercise of trust powers, and Liens in effect as of the date hereof that are disclosed in the First Coastal Disclosure Memorandum); or

                  (c) repurchase, redeem, or otherwise acquire or exchange (other than exchanges in the ordinary course under employee benefit plans), directly or indirectly, any shares, or any securities convertible into any shares, of the capital stock of any First Coastal Company, or declare or pay any dividend or make any other distribution in respect of First Coastal's capital stock, provided that First Coastal may (to the extent legally and contractually permitted to do so), but shall not be obligated to, declare and pay regular quarterly cash dividends on the shares of First Coastal Common Stock at a rate of $0.06 per share with usual and regular record and payment dates in accordance with past practice as disclosed in Section 7.2(c) of the First Coastal Disclosure Memorandum and such dates may not be changed without the prior written consent of Centura; provided, that, notwithstanding the provisions of
       Section 1.3 of this Agreement, the Parties shall cooperate in selecting the Effective Time to ensure that, with respect to the quarterly period in which the Effective Time occurs, the holders of First Coastal Common Stock do not receive both a dividend in respect of their First Coastal Common Stock and a dividend in respect of Centura Common Stock or fail to receive any dividend; or

                  (d) except for this Agreement, or pursuant to the Stock Option Agreement or pursuant to the exercise of Rights outstanding as of the date of this Agreement and pursuant to the terms thereof in existence on the date of this Agreement, issue, sell, pledge, encumber, authorize the issuance of, enter into any Contract to issue, sell, pledge, encumber, or authorize the issuance of, or otherwise permit to become outstanding, any additional shares of First Coastal Common Stock or any other capital stock of any First

       Coastal Company, or any stock appreciation rights, or any option, warrant, conversion, or other right to acquire any such stock, or any security convertible into any such stock; or

                  (e) adjust, split, combine, or reclassify any capital stock of any First Coastal Company or issue or authorize the issuance of any other securities in respect of or in substitution for shares of First Coastal Common Stock, or sell, lease, mortgage, or otherwise dispose of or otherwise encumber (i) any shares of capital stock of any First Coastal Subsidiary (unless any such shares of stock are sold or otherwise transferred to another First Coastal Company) or (ii) any Asset other than in the ordinary course of business for reasonable and adequate consideration; or

                  (f) except for purchases of U.S. Treasury securities or U.S. Government agency securities, which in either case have maturities of three years or less, purchase any securities or make any Material investment, either by purchase of stock or securities, contributions to capital, Asset transfers, or purchase of any Assets, in any Person other than a wholly-owned First Coastal Subsidiary, or otherwise acquire direct or indirect control over any Person, other than in connection with (i) foreclosures in the ordinary course of business, (ii) acquisitions of control by a depository institution Subsidiary in its fiduciary capacity, or (iii) the creation of new wholly-owned Subsidiaries organized to conduct or continue activities otherwise permitted by this Agreement; or

                  (g) grant any increase in compensation or benefits to the employees or officers of any First Coastal Company, except in accordance with past practice and consistent with budget data previously provided to Centura or as required by Law; pay any severance or termination pay or any bonus other than pursuant to written policies or written Contracts in effect on the date of this Agreement; enter into or amend any severance agreements with officers of any First Coastal Company; grant any Material increase in fees or other increases in compensation or other benefits to directors of any First Coastal Company except in accordance with past practice disclosed in Section 7.2(g) of the First Coastal Disclosure Memorandum; or voluntarily accelerate the vesting of any stock options or other stock-based compensation or employee benefits; or

                  (h) enter into or amend any employment Contract between any First Coastal Company and any Person (unless such amendment is required by Law) that the First Coastal Company does not have the unconditional right to terminate without Liability (other than Liability for services already rendered), at any time on or after the Effective Time; or

                  (i) adopt any new employee benefit plan of any First Coastal Company or make any Material change in or to any existing employee benefit plans of any First Coastal Company other than any such change that is required by Law or that, in the opinion of counsel, is necessary or advisable to maintain the tax qualified status of any such plan; or

                  (j) make any significant change in any Tax or accounting methods or systems of internal accounting controls, except as may be appropriate to conform to changes in Tax Laws or regulatory accounting requirements or GAAP; or

                  (k) commence any Litigation other than as necessary for the prudent operation of its business or settle any Litigation involving any Liability of any First Coastal Company for Material money damages or restrictions upon the operations of any First Coastal Company; or

                  (l) except in the ordinary course of business, modify, amend, or terminate any Material Contract or waive, release, compromise, or assign any Material rights or claims.

              7.3 Covenants of Centura. From the date of this Agreement until the earlier of the Effective Time or the termination of this Agreement, Centura covenants and agrees that it shall and shall cause each of its Subsidiaries to
(i) continue to conduct its business and the business of its Subsidiaries in a manner designed in its reasonable judgment to enhance the long-term value of the Centura Common Stock and the business prospects of the Centura Companies, (ii) take no action which would (x) materially adversely affect the ability of any Party to obtain any Consents required for the transactions contemplated hereby without imposition of a condition or restriction of the type referred to in the last sentences of Section 9.1(b) and (c) of this Agreement, or (y) materially adversely affect the ability of any Party to perform its covenants and agreements under this Agreement; provided, that the foregoing shall not prevent any Centura Company from discontinuing or disposing of any of its Assets or business if such action is, in the judgment of Centura, desirable in the conduct of the business of Centura and its Subsidiaries, and (z) not amend the Articles of Incorporation or Bylaws of Centura, in each case, in any manner which is adverse to, and discriminates against, the holders of First Coastal Common Stock.

              7.4 Adverse Changes in Condition. Each Party agrees to give written notice promptly to the other Party upon becoming aware of the occurrence or impending occurrence of any event or circumstance relating to it or any of its Subsidiaries which (i) is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on it or (ii) would cause or constitute a Material breach of any of its representations, warranties, or covenants contained herein, and to use its reasonable efforts to prevent or promptly to remedy the same.

              7.5 Reports. Each Party and its Subsidiaries shall file all reports required to be filed by it with Regulatory Authorities between the date of this Agreement and the Effective Time and shall deliver to the other Party copies of all such reports promptly after the same are filed. If financial statements are contained in any such reports filed with the SEC, such financial statements will fairly present the consolidated financial position of the entity filing such statements as of the dates indicated and the consolidated results of operations, changes in stockholders' equity, and cash flows for the periods then ended in accordance with GAAP (subject in the case of interim financial statements to normal recurring year-end adjustments that are not Material). As of their respective dates, such reports filed with the SEC will comply in all
Material respects with the Securities Laws and will not contain any untrue statement of a Material fact or omit to state a Material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Any financial statements contained in any other reports to another Regulatory Authority shall be prepared in accordance with Laws applicable to such reports.


                                   ARTICLE 8
                              ADDITIONAL AGREEMENTS
                              ---------------------

              8.1 Registration Statement; Proxy Statement; Stockholder Approval. As soon as reasonably practicable after execution of this Agreement, Centura shall file the Registration Statement with the SEC, and shall use its reasonable efforts to cause the Registration Statement to become effective under the 1933 Act and take any action required to be taken under the applicable state Blue Sky or securities Laws in connection with the issuance of the shares of Centura Common Stock upon consummation of the Merger. First Coastal shall furnish all information concerning it and the holders of its capital stock as Centura may reasonably request in connection with such action. First Coastal shall call a Stockholders' Meeting, to be held as soon as reasonably practicable after the Registration Statement is declared effective by the SEC, for the purpose of voting upon approval of this Agreement and such other related matters as it deems appropriate. In connection with the Stockholders' Meeting, (i) First Coastal shall prepare and file with the SEC a Proxy Statement and mail such Proxy Statement to its stockholders, (ii) the Parties shall furnish to each other all information concerning them that they may reasonably request in connection with such Proxy Statement, (iii) the Board of Directors of First Coastal shall recommend to their respective stockholders the approval of the matters submitted for approval, and (iv) the Board of Directors and officers of First Coastal shall use their reasonable efforts to obtain such stockholders' approval, provided that First Coastal may withdraw, modify, or change in an adverse manner to Centura its recommendations if the Board of Directors of First Coastal, after having consulted with and based upon the advice of outside counsel, determines in good faith that the failure to so withdraw, modify, or change its recommendation could constitute a breach of the fiduciary duties of First Coastal's Board of Directors under applicable Law.

              8.2 Exchange Listing. Centura shall use its reasonable efforts to list, prior to the Effective Time, on the NYSE, subject to official notice of issuance, the shares of Centura Common Stock to be issued to the holders of First Coastal Common Stock pursuant to the Merger.

              8.3 Applications. Centura shall promptly prepare and file, and First Coastal shall cooperate in the preparation and, where appropriate, filing of, applications with all Regulatory Authorities having jurisdiction over the transactions contemplated by this Agreement seeking the requisite Consents necessary to consummate the transactions contemplated by this Agreement.

              8.4 Filings with State Offices. Upon the terms and subject to the conditions of this Agreement, Centura shall execute and file the North Carolina Articles of Merger with the Secretary of State of the State of North Carolina and Centura shall execute and file the Virginia

Articles of Merger with the Secretary of State of the Commonwealth of Virginia in connection with the Closing.

              8.5 Agreement as to Efforts to Consummate. Subject to the terms and conditions of this Agreement, each Party agrees to use, and to cause its Subsidiaries to use, its reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper, or advisable under applicable Laws to consummate and make effective, as soon as reasonably practicable after the date of this Agreement, the transactions contemplated by this Agreement, including, without limitation, using its reasonable efforts to lift or rescind any Order adversely affecting its ability to consummate the transactions contemplated herein and to cause to be satisfied the conditions referred to in Article 9 of this Agreement; provided, that nothing herein shall preclude either Party from exercising its rights under this Agreement. Each Party shall use, and shall cause each of its Subsidiaries to use, its reasonable efforts to obtain all Consents necessary or desirable for the consummation of the transactions contemplated by this Agreement.

              8.6   Investigation and Confidentiality.

                    (a) Prior to the Effective Time, each Party shall keep the other Party advised of all Material developments relevant to its business and to consummation of the Merger and shall permit the other Party to make or cause to be made such investigation of the business and properties of it and its Subsidiaries and of their respective financial and legal conditions as the other Party reasonably requests, provided that such investigation shall be reasonably related to the transactions contemplated hereby and shall not interfere unnecessarily with normal operations. No investigation by a Party shall affect the representations and warranties of the other Party.

                    (b) Each Party shall, and shall cause its advisers and agents to, maintain the confidentiality of all confidential information furnished to it by the other Party concerning its and its Subsidiaries' businesses, operations, and financial positions and shall not use such information for any purpose except in furtherance of the transactions contemplated by this Agreement. If this Agreement is terminated prior to the Effective Time, each Party shall promptly return or certify the destruction of all documents and copies thereof, and all work papers containing confidential information received from the other Party.

                    (c) Each Party agrees to give the other Party notice as soon as practicable after any determination by it of any fact or occurrence relating to the other Party which it has discovered through the course of its investigation and which represents, or is reasonably likely to represent, either a Material breach of any representation, warranty, covenant, or agreement of the other Party or which has had or is reasonably likely to have a Material Adverse Effect on the other Party.

                    (d) Neither Party nor any of their respective Subsidiaries shall be required to provide access to or to disclose information where such access or disclosure would violate or prejudice the rights of its customers, jeopardize the attorney-client or similar privilege with respect to such information or contravene any Law, rule, regulation, Order, judgment, decree, fiduciary duty, or agreement entered into prior to the date of this Agreement. The Parties will use their reasonable efforts to make appropriate substitute disclosure arrangements, to the extent practicable, in circumstances in which the restrictions of the preceding sentence apply.

              8.7 Press Releases. Prior to the Effective Time, Centura and First Coastal shall consult with each other as to the form and substance of any press release or other public disclosure materially related to this Agreement or any other transaction contemplated hereby; provided, that nothing in this Section
8.7 shall be deemed to prohibit any Party from making any disclosure which its counsel deems necessary or advisable in order to satisfy such Party's disclosure obligations imposed by Law.

              8.8 Certain Actions. Except with respect to this Agreement and the transactions contemplated hereby, no First Coastal Company nor any Affiliate thereof nor any Representatives thereof retained by any First Coastal Company shall directly or indirectly solicit or engage in negotiations concerning any Acquisition Proposal, or provide any confidential information or assistance to, or have any discussions with, any Person with respect to an Acquisition Proposal. Notwithstanding the foregoing, First Coastal may, and may authorize and permit its Representatives to, provide Persons with confidential information, have discussions or negotiations with, or otherwise facilitate an effort or attempt by such Person to make or implement an Acquisition Proposal not solicited in violation of this Agreement if First Coastal's Board of Directors, after having consulted with, and based upon the advice of, outside counsel, determines in good faith that the failure to take such actions could constitute a breach of the fiduciary duties of First Coastal's Board of Directors under applicable Law; provided, that First Coastal shall promptly advise Centura following the receipt of any Acquisition Proposal and the Material details thereof; and, provided further, that prior to delivery of confidential information relating to First Coastal or access to First Coastal's books, records, or properties in connection herewith, the other Person shall have entered into a confidentiality agreement substantially similar to the Confidentiality Agreement previously entered into between First Coastal and Centura.. Nothing contained in this Section 8.8 shall prohibit the Board of Directors of First Coastal from complying with Rule 14e-2, promulgated under the 1934 Act. First Coastal shall (i) immediately following the date of this Agreement cease and cause to be terminated any existing activities, discussions, or negotiations with any Persons conducted heretofore with respect to any of the foregoing, and (ii) direct and use its reasonable efforts to cause of all its Representatives not to engage in any of the foregoing.

              8.9 Accounting and Tax Treatment. Each of the Parties undertakes and agrees to use its reasonable efforts to cause the Merger, and to take no action which would cause the Merger not, to qualify for treatment as a pooling of interests for accounting purposes or as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code for federal income tax purposes.

              8.10 State Takeover Laws. Each First Coastal Company shall take all necessary steps to exempt the transactions contemplated by this Agreement from, or if necessary challenge the validity or applicability of, any applicable Takeover Laws.

              8.11 Charter Provisions. Each First Coastal Company shall take all necessary action to ensure that the entering into of this Agreement and the consummation of the Merger and the other transactions contemplated hereby do not and will not result in the grant of any rights to any Person under the Articles of Incorporation, Bylaws, or other governing instruments of any First Coastal Company or restrict or impair the ability of Centura or any of its Subsidiaries to vote, or otherwise to exercise the rights of a stockholder with respect to, shares of any First Coastal Company that may be directly or indirectly acquired or controlled by it.

              8.12  Agreement  of  Affiliates.  First  Coastal has  disclosed in
Section 8.12 of the First Coastal Disclosure Memorandum each Person whom it reasonably believes may be deemed an "affiliate" of First Coastal for purposes of Rule 145 under the 1933 Act. First Coastal shall use its reasonable efforts to cause each such Person to deliver to Centura not later than 30 days prior to the Effective Time, a written agreement, in substantially the form of Exhibit 2, providing that such Person will not sell, pledge, transfer, or otherwise dispose of the shares of First Coastal Common Stock held by such Person except as contemplated by such agreement or by this Agreement and will not sell, pledge, transfer, or otherwise dispose of the shares of Centura Common Stock to be received by such Person upon consummation of the Merger except in compliance with applicable provisions of the 1933 Act and the rules and regulations thereunder and until such time as financial results covering at least 30 days of combined operations of Centura and First Coastal have been published within the meaning of Section 201.01 of the SEC's Codification of Financial Reporting Policies. Shares of Centura Common Stock issued to such affiliates of First Coastal in exchange for shares of First Coastal Common Stock shall not be transferable until such time as financial results covering at least 30 days of combined operations of Centura and First Coastal have been published within the meaning of Section 201.01 of the SEC's Codification of Financial Reporting Policies, regardless of whether each such affiliate has provided the written agreement referred to in this Section 8.12 (and Centura shall be entitled to place restrictive legends upon certificates for shares of Centura Common Stock issued to affiliates of First Coastal pursuant to this Agreement to enforce the provisions of this Section 8.12). Centura shall not be required to maintain the effectiveness of the Registration Statement under the 1933 Act for the purposes of resale of Centura Common Stock by such affiliates.

              8.13  Employee  Benefits and  Contracts.  Following  the Effective
Time, Centura shall provide generally to officers and employees of the First Coastal Companies, who at or after the Effective Time become employees of a Centura Company (the "Continuing Employees"), employee benefits under employee benefit plans on terms and conditions which when taken as a whole are substantially similar to those currently provided by the Centura Companies to their similarly situated officers and employees. For purposes of eligibility, participation and vesting (but not accrual of benefits) under such employee benefit plans, (i) service under any qualified defined benefit plans of First Coastal shall be treated as service under Centura's qualified defined benefit plans, (ii) service under any qualified defined contribution plans of First Coastal shall be treated as service under Centura's qualified defined contribution plans, and (iii) service under any other employee benefit plans of First Coastal shall be treated as service under any similar employee benefit plans maintained by Centura. Centura shall cause the Centura welfare benefit plans that cover the Continuing Employees and dependents of such employees after the Effective Time to (i) waive any waiting period and restrictions and limitations for preexisting conditions or insurability, and (ii) cause any deductible, co-insurance, or maximum out-of-pocket payments made by the Continuing Employees under First Coastal's welfare benefit plans for the plan year in effect as of the Effective Time to be credited to such Continuing Employees under the Centura welfare benefit plans, so as to reduce the amount of any deductible, co-insurance, or maximum out-of-pocket payments payable by the Continuing Employees under the Centura welfare benefit plans. The continued coverage of the Continuing Employees under the employee benefits plans maintained by First Coastal and/or any First Coastal Subsidiary immediately prior to the Effective Time during a transition period shall be deemed to provide the Continuing Employees with benefits that are no less favorable than those offered to other employees of Centura and its Subsidiaries, provided that after the Effective Time there is no Material reduction (determined on an overall basis) in the benefits provided under the First Coastal employee benefit plans. Centura shall, and shall cause First Coastal and its Subsidiaries to, honor all employment, severance, consulting, and other compensation Contracts disclosed in Section 8.13 of the First Coastal Disclosure Memorandum to Centura between any First Coastal Company and any current or former director, officer, or employee thereof, and all provisions of the First Coastal Benefit Plans.

              8.14  Indemnification.

                    (a) Subject to the conditions set forth in paragraph (b) below, for a period of six (6) years after the Effective Time, Centura shall, and shall cause First Coastal to, indemnify, defend, and hold harmless each Person entitled to indemnification from a First Coastal Company (each, an "Indemnified Party") against all Liabilities arising out of actions or omissions occurring at or prior to the Effective Time (including, without limitation, the transactions contemplated by this Agreement) to the full extent permitted by Virginia Law and First Coastal's Restated Articles of Incorporation and Bylaws, in each case as in effect on the date hereof, including provisions relating to advances of expenses incurred in the defense of any Litigation. Without limiting the foregoing, in any case in which approval by First Coastal is required to effectuate any indemnification, Centura shall cause First Coastal to direct, at the election of the Indemnified Party, that the determination of any such approval shall be made by independent counsel mutually agreed upon between Centura and the Indemnified Party.

                    (b) Any Indemnified Party wishing to claim indemnification under paragraph (a), upon learning of any such Liability or Litigation, shall promptly notify Centura thereof, provided, however, that the failure of an Indemnified Party to provide such notice shall not relieve Centura of any of its obligations under this Section 8.14, except to the extent the lack of such notice may materially prejudice Centura's position with respect to the underlying Liability or Litigation. In the event of any such Litigation (whether arising before or after the Effective Time), (i) Centura or First Coastal shall have the right to assume the defense thereof and Centura shall not be liable to such Indemnified Parties for any legal expenses of other counsel or any other expenses subsequently incurred by such Indemnified Parties in connection with the defense thereof, except that if Centura or First Coastal elects not to assume such defense or counsel for the Indemnified Parties advises that there are substantive issues which raise conflicts of interest between Centura or First Coastal and the Indemnified Parties, the Indemnified Parties may retain counsel satisfactory to them, and Centura or First Coastal shall pay all reasonable fees and expenses of such counsel for the Indemnified Parties promptly as statements therefor are received; provided, however, that Centura shall be obligated pursuant to this paragraph (b) to pay for only one firm of counsel for all Indemnified Parties in any jurisdiction, (ii) the Indemnified Parties will cooperate in the defense of any such Litigation, and
(iii) Centura shall not be liable for any settlement effected without its prior written consent; and provided further that First Coastal shall not have any obligation hereunder to any Indemnified Party when and if a court of competent jurisdiction shall determine, and such determination shall have become final, that the indemnification of such Indemnified Party in the manner contemplated hereby is prohibited by applicable Law.

                    (c) Centura shall use its reasonable efforts (and First Coastal shall cooperate prior to the Effective Time in these efforts) to maintain in effect for a period of one year after the Effective Time, First Coastal's existing directors' and officers' liability insurance policy (provided that Centura may substitute therefor policies of at least the same coverage and amounts containing terms and conditions which are substantially no less advantageous) with respect to claims arising from facts or events which occurred prior to the Effective Time and covering persons who are currently covered by such insurance.

                    (d) If Centura or any of its successors or assigns shall consolidate with or merge into any other Person and shall not be the continuing or surviving Person of such consolidation or merger or shall transfer all or substantially all of its Assets to any Person, then and in each case, proper provision shall be made so that the successors and assigns of Centura shall assume the obligations set forth in this Section 8.14.

                    (e) The provisions of this Section 8.14 are intended to be for the benefit of and shall be enforceable by, each Indemnified Party, his or her heirs and representatives.

              8.15 Assumption of Agreement. In the event Centura or any of its successors or assigns (i) shall consolidate with or merge into any other corporation or entity and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) shall transfer all or substantially all of its properties and assets to any individual, corporation, or other entity, then, in each such case, Centura or such successor or assign shall take such actions as shall be necessary for the successors or assigns of Centura to assume the obligations of Centura under this Agreement.


                                    ARTICLE 9
                CONDITIONS PRECEDENT TO OBLIGATIONS TO CONSUMMATE
                -------------------------------------------------

              9.1 Conditions to Obligations of Each Party. The respective obligations of each Party to perform this Agreement and to consummate the Merger and the other transactions contemplated hereby are subject to the satisfaction of the following conditions, unless waived by both Parties pursuant to Section
11.6 of this Agreement:

                  (a) Stockholder Approval. The stockholders of First Coastal shall have approved this Agreement, and the consummation of the transactions contemplated hereby, including the Merger, as and to the extent required by Law, by the provisions of any governing instruments, and by the rules of the NASD.

                  (b) Regulatory Approvals. All Consents of, filings and registrations with, and notifications to, all Regulatory Authorities required for consummation of the Merger and the Bank Merger shall have been obtained or made and shall be in full force and effect and all waiting periods required by Law shall have expired. No Consent obtained from any Regulatory Authority which is necessary to consummate the transactions contemplated hereby shall be conditioned or restricted in a manner (excluding requirements relating to the raising of additional capital or the disposition of Assets or deposits) which in the reasonable good faith judgment of the Board of Directors of Centura would so materially adversely impact the economic or business benefits of the transactions contemplated by this Agreement so as to render inadvisable the consummation of the Merger.

                  (c) Consents and Approvals. Each Party shall have obtained any and all Consents required for consummation of the Merger (other than those referred to in Section 9.1(b) of this Agreement) or for the preventing of any Default under any Contract or Permit of such Party which, if not obtained or made, is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on such Party. No Consent obtained which is necessary to consummate the transactions contemplated hereby shall be conditioned or restricted in a manner which in the reasonable good faith judgment of the Board of Directors of Centura would so materially adversely impact the economic or business benefits of the transactions contemplated by this Agreement so as to render inadvisable the consummation of the Merger.

                  (d) Legal Proceedings.  No court or governmental or Regulatory
       Authority of competent jurisdiction shall have enacted, issued, promulgated, enforced, or entered any Law or Order (whether temporary, preliminary, or permanent) or taken any other action which prohibits, restricts, or makes illegal consummation of the transactions contemplated by this Agreement.

                  (e) Registration Statement. The Registration Statement shall be effective under the 1933 Act, no stop orders suspending the effectiveness of the Registration Statement shall have been issued, no action, suit, proceeding, or investigation by the SEC to suspend the effectiveness thereof shall have been initiated and be continuing, and all necessary approvals under state securities Laws or the 1933 Act or 1934 Act relating to the issuance or trading of the shares of Centura Common Stock issuable pursuant to the Merger shall have been received.

                  (f) Exchange Listing. The shares of Centura Common Stock issuable pursuant to the Merger shall have been approved for listing on the NYSE, subject to official notice of issuance.

                  (g) Tax Matters. Each Party shall have received a written opinion or opinions from Alston & Bird LLP, in a form reasonably satisfactory to such Party (the "Tax Opinion"), to the effect that (i) the Merger will constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code, (ii) the exchange in the Merger of First Coastal Common Stock for Centura Common Stock will not give rise to gain or loss to the stockholders of First Coastal with respect to such exchange (except to the extent of any cash received), (iii) the tax basis of the Centura Common Stock received by holders of First Coastal Common Stock in the Merger will be the same as the tax basis of the First Coastal Common Stock surrendered in exchange for the Centura Common Stock (reduced by an amount allocable to a fractional share for which cash is received), and (iv) the holding period of the Centura Common Stock received by holders who exchange their First Coastal Common Stock for Centura Common Stock in the Merger will be the same as the holding period of the First Coastal Common Stock surrendered in exchange therefor. In rendering such Tax Opinion, such counsel shall be entitled to rely upon representations of officers of First Coastal and Centura reasonably satisfactory in form and substance to such counsel.

                  (h) Pooling Letter. Each Party shall have received a letter, dated as of the Effective Time, in a form reasonably acceptable to such Party, from KPMG Peat Marwick to the effect that the Merger will qualify for pooling-of-interests accounting treatment.

              9.2 Conditions to Obligations of Centura. The obligations of Centura to perform this Agreement and consummate the Merger and the other transactions contemplated hereby are subject to the satisfaction of the following conditions, unless waived by Centura pursuant to Section 11.6(a) of this Agreement:

                  (a)  Representations  and  Warranties.  For  purposes  of this
       Section 9.2(a), the accuracy of the representations and warranties of First Coastal set forth in this Agreement shall be assessed as of the date of this Agreement and as of the Effective Time with the same effect as though all such representations and warranties had been made on and as of the Effective Time (provided that representations and warranties which are confined to a specified date shall speak only as of such date). The representations and warranties of First Coastal set forth in Section 5.3 of this Agreement shall be true and correct (except for inaccuracies which are de minimis in amount). The representations and warranties of First Coastal set forth in Sections 5.18, 5.19, and 5.20 of this Agreement shall be true and correct in all Material respects. There shall not exist inaccuracies in the representations and warranties of First Coastal set forth in this Agreement (including the representations and warranties set forth in Sections 5.3, 5.18, 5.19, and 5.20) such that the aggregate effect of such inaccuracies has, or is reasonably likely to have, a Material Adverse Effect on First Coastal; provided that, for purposes of this sentence only, those representations and warranties which are qualified by references to "material," "Material," "Material Adverse Effect," or variations thereof, or to the "Knowledge" of First Coastal or to a matter being "known" by First Coastal shall be deemed not to include such qualifications.

                  (b) Performance of Agreements and Covenants. Each and all of the agreements and covenants of First Coastal to be performed and complied with pursuant to this Agreement and the other agreements contemplated hereby prior to the Effective Time shall have been duly performed and complied with in all Material respects.

                  (c) Certificates. First Coastal shall have delivered to Centura (i) a certificate, dated as of the Effective Time and signed on its behalf by its duly authorized officers, to the effect that the conditions of its obligations set forth in Section 9.2(a) and 9.2(b) of this Agreement have been satisfied, and (ii) certified copies of resolutions duly adopted by First Coastal's Board of Directors and stockholders evidencing the taking of all corporate action necessary to authorize the execution, delivery, and performance of this Agreement, and the consummation of the transactions contemplated hereby, all in such reasonable detail as Centura and its counsel shall request.

                  (d) Affiliate Agreements. Centura shall have received from each affiliate of First Coastal the affiliates agreement referred to in
       Section 8.12 of this Agreement, to the extent necessary to assure in the reasonable judgment of Centura that the transactions contemplated hereby will qualify for pooling-of-interests accounting treatment.

              9.3 Conditions to Obligations of First Coastal. The obligations of First Coastal to perform this Agreement and consummate the Merger and the Bank Merger and the other transactions contemplated hereby are subject to the satisfaction of the following conditions, unless waived by First Coastal pursuant to Section 11.6(b) of this Agreement:

                  (a)  Representations  and  Warranties.  For  purposes  of this
       Section 9.3(a), the accuracy of the representations and warranties of Centura set forth in this Agreement shall be assessed as of the date of this Agreement and as of the Effective Time with the same effect as though all such representations and warranties had been made on and as of the Effective Time (provided that representations and warranties which are confined to a specified date shall speak only as of such date). The representations and warranties of Centura set forth in Section 6.3 of this Agreement shall be true and correct (except for inaccuracies which are de minimis in amount). The representations and warranties of Centura set forth in Section 6.16 of this Agreement shall be true and correct in all Material respects. There shall not exist inaccuracies in the representations and warranties of Centura set forth in this Agreement (including the representations and warranties set forth in Sections 6.3 and 6.16) such that the aggregate effect of such inaccuracies has, or is reasonably likely to have, a Material Adverse Effect on Centura; provided that, for purposes of this sentence only, those representations and warranties which are qualified by references to "material," "Material," "Material Adverse Effect," or variations thereof, or to the "Knowledge" of Centura or to a matter being "known" by Centura shall be deemed not to include such qualifications.

                  (b) Performance of Agreements and Covenants. Each and all of the agreements and covenants of Centura to be performed and complied with pursuant to this Agreement and the other agreements contemplated hereby prior to the Effective Time shall have been duly performed and complied with in all Material respects.

                  (c) Certificates. Centura shall have delivered to First Coastal (i) a certificate, dated as of the Effective Time and signed on its behalf by its duly authorized officers, to the effect that the conditions of its obligations set forth in Section 9.3(a) and 9.3(b) of this Agreement have been satisfied, and (ii) certified copies of resolutions duly adopted by Centura's Board of Directors and stockholders evidencing the taking of all corporate action necessary to authorize the execution, delivery, and performance of this Agreement, and the consummation of the transactions contemplated hereby, all in such reasonable detail as First Coastal and its counsel shall request.

                  (d) Fairness Opinion. First Coastal shall have received a letter from Trident Financial Corp. dated not more than five (5) days prior to the date of the Proxy Statement to the effect that in the opinion of such firm, the Exchange Ratio is fair to the stockholders of First Coastal from a financial point of view.


                                   ARTICLE 10
                                   TERMINATION
                                   -----------

              10.1  Termination.  Notwithstanding  any other  provision  of this
Agreement, and notwithstanding the approval of this Agreement by the stockholders of First Coastal or Centura, this Agreement may be terminated and the Merger abandoned at any time prior to the Effective Time:

                  (a) By mutual consent of the Board of Directors of Centura and the Board of Directors of First Coastal; or

                  (b) By the Board of Directors of either Party (provided that the terminating Party is not then in breach of any representation or warranty contained in this Agreement under the applicable standard set forth in Section 9.2(a) of this Agreement in the case of First Coastal and Section 9.3(a) of this Agreement in the case of Centura or in Material breach of any covenant or other agreement contained in this Agreement) in the event of an inaccuracy of any representation or warranty of the other Party contained in this Agreement which cannot be or has not been cured within 30 days after the giving of written notice to the breaching Party of such inaccuracy and which inaccuracy would provide the terminating Party the ability to refuse to consummate the Merger under the applicable standard set forth in Section 9.2(a) of this Agreement in the case of First Coastal and Section 9.3(a) of this Agreement in the case of Centura; or

                  (c) By the Board of Directors of either Party (provided that the terminating Party is not then in breach of any representation or warranty contained in this Agreement under the applicable standard set forth in Section 9.2(a) of this Agreement in the case of First Coastal and Section 9.3(a) in the case of Centura) in the event of a Material breach by the other

       Party of any covenant or agreement contained in this Agreement which cannot be or has not been cured within 30 days after the giving of written notice to the breaching Party of such breach; or

                  (d) By the Board of Directors of either Party in the event (i) any Consent of any Regulatory Authority required for consummation of the Merger and the other transactions contemplated hereby shall have been denied by final nonappealable action of such authority or if any action taken by such authority is not appealed within the time limit for appeal, or (ii) the stockholders of First Coastal fail to vote their approval of the matters submitted for the approval by such stockholders at the Stockholders' Meeting where the transactions were presented to such stockholders for approval and voted upon; or

                  (e) By the Board of Directors of either Party in the event that the Merger shall not have been consummated by April 30, 1999, if the failure to consummate the transactions contemplated hereby on or before such date is not caused by any breach of this Agreement by the Party electing to terminate pursuant to this Section 10.1(e); or

                  (f) By the Board of Directors of either Party (provided that the terminating Party is not then in breach of any representation or warranty contained in this Agreement under the applicable standard set forth in Section 9.2(a) of this Agreement in the case of First Coastal and Section 9.3(a) of this Agreement in the case of Centura or in Material breach of any covenant or other agreement contained in this Agreement) in the event that any of the conditions precedent to the obligations of such Party to consummate the Merger cannot be satisfied or fulfilled by the date specified in Section 10.1(e) of this Agreement; or

                  (g) By the Board of Directors of First Coastal, if it determines by a vote of a majority of the members of its entire Board, at any time during the three-day period ending immediately prior to the Effective Time, if the Average Closing Price is greater than $86.4063; or

                  (h) By the Board of Directors of Centura, if it determines by a vote of a majority of its entire Board, at any time during the three-day period ending immediately prior to the Effective Time, that the Average Closing Price is less than $51.8438.

              10.2 Effect of Termination. In the event of the termination and abandonment of this Agreement pursuant to Section 10.1 of this Agreement, this Agreement and the Supplemental Letter shall become void and have no effect, except that (i) the provisions of this Section 10.2 and Article 11 and Section 8.6(b) of this Agreement shall survive any such termination and abandonment, and
(ii) a termination pursuant to Sections 10.1(b), 10.1(c), or 10.1(f) of this Agreement shall not relieve the breaching Party from Liability for an uncured willful breach of a representation, warranty, covenant, or agreement giving rise to such termination. The Stock Option Agreement shall be governed by its own terms.

              10.3 Non-Survival of Representations and Covenants. The respective representations, warranties, obligations, covenants, and agreements of the Parties shall not survive the Effective Time except this Section 10.3 and Articles 2, 3, 4, and 11 and Sections 8.12 and 8.14 of this Agreement. The terms of the Supplemental Letter shall survive the Effective Time.


                                   ARTICLE 11
                                  MISCELLANEOUS
                                  -------------

              11.1  Definitions.

                  (a) Except as otherwise provided herein, the capitalized terms set forth below shall have the following meanings:

                  "Acquisition Proposal" with respect to a Party shall mean any tender offer or exchange offer or any proposal for a merger, acquisition of all of the stock or Assets of, or other business combination involving such Party or any of its Subsidiaries or the acquisition of a substantial equity interest in, or a substantial portion of the Assets of, such Party or any of its Subsidiaries.

                  "Affiliate" of a Person shall mean: (i) any other Person directly, or indirectly through one or more intermediaries, controlling, controlled by or under common control with such Person; (ii) any officer, director, partner, employer, or direct or indirect beneficial owner of any 10% or greater equity or voting interest of such Person; or (iii) any other Person for which a Person described in clause (ii) acts in any such capacity.

                  "Agreement" shall mean this Agreement and Plan of Merger, including the Exhibits (and excepting the Stock Option Agreement) delivered pursuant hereto and incorporated herein by reference.

                  "Assets" of a Person shall mean all of the assets, properties, businesses, and rights of such Person of every kind, nature, character, and description, whether real, personal, or mixed, tangible or intangible, accrued or contingent, or otherwise relating to or utilized in such Person's business, directly or indirectly, in whole or in part, whether or not carried on the books and records of such Person, and whether or not owned in the name of such Person or any Affiliate of such Person and wherever located.

                  "Average Closing Price" shall mean the average of the daily last sales prices of Centura Common Stock as reported on the NYSE - Composite Transactions List (as reported by The Wall Street Journal or, if not reported thereby, another authoritative source as chosen by Centura) for the ten consecutive full trading days in which such shares are traded on the NYSE - Composite Transactions List ending at the close of trading on the third full trading day preceding the Effective Time.

                  "BHC Act" shall mean the federal Bank Holding Company Act of 1956, as amended.

                  "Centura Bank" shall mean the wholly-owned banking subsidiary of Centura.

                 "Centura Common Stock" shall mean the no par value common stock of Centura.

                  "Centura Companies" shall mean, collectively, Centura and all Centura Subsidiaries.

                  "Centura   Disclosure   Memorandum"  shall  mean  the  written
       information entitled "Centura Disclosure Memorandum" delivered prior to the execution of this Agreement to First Coastal describing in reasonable detail the matters contained therein and, with respect to each disclosure made therein, specifically referencing each Section or subsection of this Agreement under which such disclosure is being made. Information disclosed with respect to one Section or subsection shall be deemed to be disclosed for all purposes hereunder. The inclusion of any matter in this document shall not be deemed an admission or otherwise to imply that any such matter is Material for purposes of this Agreement.

                  "Centura Financial Statements" shall mean (i) the consolidated statements of condition (including related notes and schedules, if any) of Centura as of June 30, 1998, and as of December 31, 1997 and 1996, and the related statements of income, changes in stockholders' equity, and cash flows (including related notes and schedules, if any) for the six months ended June 30, 1998, and for each of the three years ended December 31, 1997, 1996, and 1995, as filed by Centura in SEC Documents, and (ii) the consolidated statements of condition of Centura (including related notes and schedules, if any) and related statements of income, changes in stockholders' equity, and cash flows (including related notes and schedules, if any) included in SEC Documents filed with respect to periods ended subsequent to June 30, 1998.

                 "Centura Preferred Stock" shall mean the no par value preferred stock of Centura.

                  "Centura Subsidiaries" shall mean the Subsidiaries of Centura and any corporation, bank, savings association, or other organization acquired as a Subsidiary of Centura in the future and owned by Centura at the Effective Time.

                  "Confidentiality   Agreements"   shall  mean   those   certain
       Confidentiality Agreements, entered into prior to the date of this Agreement, between First Coastal and Centura.

                  "Consent" shall mean any consent, approval, authorization, clearance, exemption, waiver, or similar affirmation by any Person pursuant to any Contract, Law, Order, or Permit.

                  "Contract" shall mean any written or oral agreement, arrangement, authorization, commitment, contract, indenture, instrument, lease, obligation, plan, practice, restriction, understanding, or undertaking of any kind or character, or other document to which any Person is a party or that is binding on any Person or its capital stock, Assets, or business.

                  "Default" shall mean (i) any breach or violation of or default under any Contract, Order, or Permit, (ii) any occurrence of any event that with the passage of time or the giving of notice or both would constitute a breach or violation of or default under any Contract, Order, or Permit, or (iii) any occurrence of any event that with or without the passage of time or the giving of notice would give rise to a right to terminate or revoke, change the current terms of, or renegotiate, or to accelerate, increase, or impose any Liability under, any Contract, Order, or Permit, where, in any such event, such Default is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on a Party.

                  "Environmental Laws" shall mean all Laws relating to pollution or protection of human health or the environment (including ambient air, surface water, ground water, land surface, or subsurface strata) and which are administered, interpreted, or enforced by the United States Environmental Protection Agency and state and local agencies with jurisdiction over, and including common law in respect of, pollution or protection of the environment, including the Comprehensive Environmental Response Compensation and Liability Act, as amended, 42 U.S.C. 9601 et seq. ("CERCLA"), the Resource Conservation and Recovery Act, as amended, 42 U.S.C. 6901 et seq. ("RCRA"), and other Laws relating to emissions, discharges, releases, or threatened releases of any Hazardous Material, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of any Hazardous Material.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

                  "Exhibits" 1 through 3, inclusive, shall mean the Exhibits so marked, copies of which are attached to this Agreement. Such Exhibits are hereby incorporated by reference herein and made a part hereof, and may be referred to in this Agreement and any other related instrument or document without being attached hereto.

                  "First Coastal Bank" shall mean the wholly-owned banking subsidiary of First Coastal.

                  "First Coastal Capital Stock" shall mean, collectively, First Coastal Common Stock and First Coastal Preferred Stock.

                  "First Coastal Common Stock" shall mean the $.01 par value common stock of First Coastal.

                  "First Coastal Companies" shall mean, collectively, First Coastal and all First Coastal Subsidiaries.

                  "First Coastal Disclosure Memorandum" shall mean the written information entitled "First Coastal Disclosure Memorandum" delivered prior to the execution of this Agreement to Centura describing in reasonable detail the matters contained therein and, with respect to each disclosure made therein, specifically referencing each Section or subsection of this Agreement under which such disclosure is being made. Information disclosed with respect to one Section or subsection shall be deemed to be disclosed for all purposes hereunder. The inclusion of any matter in this document shall not be deemed an admission or otherwise to imply that any such matter is Material for purposes of this Agreement.

                  "First Coastal Financial Statements" shall mean (i) the consolidated statements of condition (including related notes and schedules, if any) of First Coastal as of June 30, 1998, and as of December 31, 1997 and 1996, and the related statements of income, changes in stockholders' equity, and cash flows (including related notes and schedules, if any) for the six months ended June 30, 1998, and for each of the three years ended December 31, 1997, 1996, and 1995, as filed by First Coastal in SEC Documents, and (ii) the consolidated statements of condition of First Coastal (including related notes and schedules, if any) and related statements of income, changes in stockholders' equity, and cash flows (including related notes and schedules, if any) included in SEC Documents filed with respect to periods ended subsequent to June 30, 1998.

                  "First Coastal Preferred Stock" shall mean the $.01 par value preferred stock of First Coastal.

                  "First Coastal Stock Plans" shall mean the existing stock option and other stock-based compensation plans of First Coastal.

                  "First Coastal Subsidiaries" shall mean the Subsidiaries of First Coastal, which shall include the First Coastal Subsidiaries described in Section 5.4 of this Agreement and any corporation, bank, savings association, or other organization acquired as a Subsidiary of First Coastal in the future and owned by First Coastal at the Effective Time.
                  "GAAP" shall mean generally accepted accounting principles, consistently applied during the periods involved.

                  "Hazardous Material" shall mean (i) any hazardous substance, hazardous material, hazardous waste, regulated substance, or toxic substance  (as those  terms are defined by any  applicable  Environmental
       Laws) and (ii) any chemicals, pollutants, contaminants, petroleum, petroleum products, or oil (and specifically shall include asbestos requiring abatement, removal, or encapsulation pursuant to the requirements of governmental authorities and any polychlorinated biphenyls).

                "HOLA" shall mean the Home Owners' Loan Act of 1933, as amended.

                  "HSR Act" shall mean Section 7A of the Clayton Act, as added by Title II of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

                  "Internal  Revenue Code" shall mean the Internal  Revenue Code
       of  1986,  as  amended,   and  the  rules  and  regulations   promulgated
       thereunder.

                  "Knowledge" as used with respect to a Person (including references to such Person being aware of a particular matter) shall mean the personal knowledge of the chairman, president, chief financial officer, chief accounting officer, chief credit officer, general counsel, or any executive vice president of such Person.

                  "Law" shall mean any code, law, ordinance, regulation, reporting or licensing requirement, rule, or statute applicable to a
       Person or its Assets, Liabilities, or business, including those promulgated, interpreted, or enforced by any Regulatory Authority.

                  "Liability" shall mean any direct or indirect, primary or secondary, liability, indebtedness, obligation, penalty, cost, or expense (including costs of investigation, collection, and defense), claim, deficiency, guaranty, or endorsement of or by any Person (other than endorsements of notes, bills, checks, and drafts presented for collection or deposit in the ordinary course of business) of any type, whether accrued, absolute or contingent, liquidated or unliquidated, matured or unmatured, or otherwise.

                  "Lien" shall mean any conditional sale agreement, default of title, easement, encroachment, encumbrance, hypothecation, infringement, lien, mortgage, pledge, reservation, restriction, security interest, title retention, or other security arrangement, or any adverse right or interest, charge, or claim of any nature whatsoever of, on, or with respect to any property or property interest, other than (i) Liens for property Taxes not yet due and payable, and (ii) for depository institution Subsidiaries of a Party, pledges to secure deposits, and other Liens incurred in the ordinary course of the banking business.

                  "Litigation" shall mean any action, arbitration, cause of action, claim, complaint, criminal prosecution, demand letter, governmental or other examination or investigation, hearing, inquiry, administrative or other proceeding, or notice (written or oral) by any Person alleging potential Liability or requesting information relating to or affecting a Party, its business, its Assets (including Contracts related to it), or the transactions contemplated by this Agreement, but shall not include regular, periodic examinations of depository institutions and their Affiliates by Regulatory Authorities.

                  "Loan Property" shall mean any property owned, leased, or operated by the Party in question or by any of its Subsidiaries or in which such Party or Subsidiary holds a security or other interest (including an interest in a fiduciary capacity), and, where required by the context, includes the owner or operator of such property, but only with respect to such property.

                  "Material" for purposes of this Agreement shall be determined in light of the facts and circumstances of the matter in question; provided that any specific monetary amount stated in this Agreement shall determine materiality in that instance.

                  "Material Adverse Effect" on a Party shall mean an event, change, or occurrence which, individually or together with any other event, change, or occurrence, has a Material adverse impact on (i) the financial condition, results of operations, or business of such Party and its Subsidiaries, taken as a whole, or (ii) the ability of such Party to perform its obligations under this Agreement or to consummate the Merger or the other transactions contemplated by this Agreement, provided that "Material Adverse Effect" shall not be deemed to include the impact of
       (a) changes in banking and similar Laws of general applicability or interpretations thereof by courts or governmental authorities, (b) changes in GAAP or regulatory accounting principles generally applicable to banks and their holding companies, (c) actions and omissions of a Party (or any of its Subsidiaries) taken with the prior informed consent of the other Party in contemplation of the transactions contemplated hereby, including actions related to the increase of reserves, and (d) the Merger and compliance with the provisions of this Agreement on the operating performance of the Parties.

                 "NASD" shall mean the National Association of Securities Dealers, Inc.

                 "NCBCA" shall mean the North Carolina Business Corporation Act.

                 "NYSE" shall mean the New York Stock Exchange, Inc.

                 "1933 Act" shall mean the Securities Act of 1933, as amended.

                 "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

                 "Order" shall mean any administrative decision or award, decree, injunction, judgment, order, quasi-judicial decision or award, ruling, or writ of any federal, state, local, or foreign or other court, arbitrator, mediator, tribunal, administrative agency, or Regulatory Authority.

                  "Participation Facility" shall mean any facility or property in which the Party in question or any of its Subsidiaries participates in the management (including, but not limited to, participating in a fiduciary capacity) and, where required by the context, said term means the owner or operator of such facility or property, but only with respect to such facility or property.

                  "Party" shall mean either First Coastal or Centura, and "Parties" shall mean both First Coastal and Centura.

                  "Permit" shall mean any federal, state, local, and foreign governmental approval, authorization, certificate, easement, filing, franchise, license, notice, permit, or right to which any Person is a party or that is or may be binding upon or inure to the benefit of any Person or its securities, Assets, or business.

                  "Person" shall mean a natural person or any legal, commercial, or governmental entity, such as, but not limited to, a corporation, general partnership, joint venture, limited partnership, limited liability company, trust, business association, group acting in concert, or any person acting in a representative capacity.

                  "Proxy Statement" shall mean the proxy statement used by First Coastal to solicit the approval of its stockholders of the transactions contemplated by this Agreement, which shall include the prospectus of Centura relating to the issuance of the Centura Common Stock to holders of First Coastal Common Stock.

                  "Registration Statement" shall mean the Registration Statement on Form S-4, or other appropriate form, including any pre-effective or post-effective amendments or supplements thereto, filed with the SEC by Centura under the 1933 Act with respect to the shares of Centura Common Stock to be issued to the stockholders of First Coastal in connection with the transactions contemplated by this Agreement.

                  "Regulatory Authorities" shall mean, collectively, the Federal Trade Commission, the United States Department of Justice, the Board of the Governors of the Federal Reserve System, the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation, the Office of Thrift Supervision, all state regulatory agencies having jurisdiction over the Parties and their respective Subsidiaries, the NASD, the NYSE, and the SEC.

                  "Representative" shall mean any investment banker, financial advisor, attorney, accountant, consultant, or other representative of a Person.

                  "Rights" shall mean all arrangements, calls, commitments, Contracts, options, rights to subscribe to, scrip, understandings, warrants, or other binding obligations of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, shares of the capital stock of a Person or by which a Person is or may be bound to issue additional shares of its capital stock or other Rights.

                  "SEC" shall mean the United States Securities and Exchange Commission.

                  "SEC Documents" shall mean all forms, proxy statements, registration statements, reports, schedules, and other documents filed, or required to be filed, by a Party or any of its Subsidiaries with any Regulatory Authority pursuant to the Securities Laws.

                  "Securities Laws" shall mean the 1933 Act, the 1934 Act, the Investment Company Act of 1940, as amended, the Investment Advisors Act of 1940, as amended, the Trust Indenture Act of 1939, as amended, and the rules and regulations of any Regulatory Authority promulgated thereunder.

                  "Stockholders' Meetings" shall mean the respective meetings of the stockholders of Centura and First Coastal to be held pursuant to
       Section 8.1 of this Agreement, including any adjournment or adjournments thereof.

                  "Subsidiaries" shall mean all those corporations, banks, associations, or other entities of which the entity in question owns or controls 50% or more of the outstanding equity securities either directly or through an unbroken chain of entities as to each of which 50% or more of the outstanding equity securities is owned directly or indirectly by its parent; provided, there shall not be included any such entity acquired through foreclosure or any such entity the equity securities of which are owned or controlled in a fiduciary capacity.

                  "Supplemental Letter" shall mean the supplemental letter of even date herewith between the Parties relating to certain understandings and agreements in addition to those included in this Agreement.

                  "Surviving Bank" shall mean Centura Bank as the surviving bank resulting from the Merger.

                  "Surviving Corporation" shall mean Centura as the surviving corporation resulting from the Merger.

                  "Tax" or "Taxes" shall mean all federal, state, local, and foreign taxes, charges, fees, levies, imposts, duties, or other assessments, including income, gross receipts, excise, employment, sales, use, transfer, license, payroll, franchise, severance, stamp, occupation, windfall profits, environmental, federal highway use, commercial rent, customs duties, capital stock, paid-up capital, profits, withholding, Social Security, single business and unemployment, disability, real property, personal property, registration, ad valorem, value added, alternative or add-on minimum, estimated, or other tax or governmental fee of any kind whatsoever, imposed or required to be withheld by the United States or any state, local, or foreign government or subdivision or agency thereof, including any interest, penalties, or additions thereto.

                  "Taxable Period" shall mean any period prescribed by any governmental authority, including the United States or any state, local, or foreign government or subdivision or agency thereof for which a Tax Return is required to be filed or Tax is required to be paid.

                  "Tax Return" shall mean any report, return, information return, or other information required to be supplied to a taxing authority in connection with Taxes, including any return of an affiliated or combined or unitary group that includes a Party or its Subsidiaries.

                  "Virginia Articles of Merger" shall mean the Articles of Merger to be executed by Centura and filed with the Secretary of State of the Commonwealth of Virginia relating to the Merger as contemplated by
       Section 1.1 of this Agreement.

                  "VSCA" shall mean the Virginia Stock Corporation Act.

                    (b) The terms set forth below shall have the meanings ascribed thereto in the referenced sections:

                    Centura SEC Reports               Section 6.5(a)
                    Closing                           Section 1.2
                    Effective Time                    Section 1.3
                    Exchange Agent                    Section 4.1
                    Exchange Ratio                    Section 3.1(b)
                    First Coastal Benefit Plans       Section 5.13(a)
                    First Coastal Contracts           Section 5.14
                    First Coastal ERISA Affiliate     Section 5.13(e)
                    First Coastal ERISA Plan          Section 5.13(a)
                    First Coastal Rights              Section 3.6(a)
                    First Coastal Pension Plan        Section 5.13(a)
                    First Coastal SEC Reports         Section 5.5(a)
                    Indemnified Party                 Section 8.15
                    Merger                            Section 1.1
                    Takeover Laws                     Section 5.19
                    Tax Opinion                       Section 9.1(g)

                    (c) Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words "include," "includes," or "including" are used in this Agreement, they shall be deemed followed by the words "without limitation."

              11.2  Expenses.

                    (a) Except as otherwise provided in this Section 11.2, each of the Parties shall bear and pay all direct costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder, including filing, registration, and application fees, printing fees, and fees and expenses of its own financial or other consultants, investment bankers, accountants, and counsel, except that Centura shall bear and the printing and mailing costs incurred in connection with the printing of the Registration Statement and the mailing of the Proxy Statement.

                    (b) Nothing contained in this Section 11.2 shall constitute or shall be deemed to constitute liquidated damages for the willful breach by a Party of the terms of this Agreement or otherwise limit the rights of the nonbreaching Party.

              11.3 Brokers and Finders. Except for Trident Financial Corporation as to First Coastal, each of the Parties represents and warrants that neither it nor any of its officers, directors, employees, or Affiliates has employed any broker or finder or incurred any Liability for any financial advisory fees, investment bankers' fees, brokerage fees, commissions, or finders' fees in connection with this Agreement or the transactions contemplated hereby. In the event of a claim by any broker or finder based upon his, her, or its representing or being retained by or allegedly representing or being retained by First Coastal or Centura, each of First Coastal and Centura, as the case may be, agrees to indemnify and hold the other Party harmless of and from any Liability in respect of any such claim.

              11.4 Entire Agreement. Except as otherwise expressly provided herein, this Agreement (including the documents and instruments referred to herein) constitutes the entire agreement between the Parties with respect to the transactions contemplated hereunder and supersedes all prior arrangements or understandings with respect thereto, written or oral (including the respective Confidentiality Agreements, but excluding the Supplemental Letter). Nothing in this Agreement expressed or implied, is intended to confer upon any Person, other than the Parties or their respective successors, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, other than as provided in Sections 8.12 and 8.14 of this Agreement.

              11.5 Amendments. To the extent permitted by Law, this Agreement may be amended by a subsequent writing signed by each of the Parties upon the approval of the Boards of Directors of each of the Parties, whether before or after stockholder approval of this Agreement has been obtained; provided, that the provisions of this Agreement relating to the manner or basis in which shares of First Coastal Common Stock will be exchanged for Centura Common Stock shall not be amended after the Stockholders' Meeting without the requisite approval of the holders of the issued and outstanding shares of Centura Common Stock and First Coastal Common Stock, as the case may be, entitled to vote thereon.

              11.6  Waivers.

                    (a) Prior to or at the Effective Time, Centura, acting through its Board of Directors, chief executive officer, chief financial officer, or other authorized officer, shall have the right to waive any Default in the performance of any term of this Agreement by First Coastal, to waive or extend the time for the compliance or fulfillment by First Coastal of any and all of its obligations under this Agreement, and to waive any or all of the conditions precedent to the obligations of Centura under this Agreement, except any condition which, if not satisfied, would result in the violation of any Law. No such waiver shall be effective unless in writing signed by a duly authorized officer of Centura.

                    (b) Prior to or at the Effective Time, First Coastal, acting through its Board of Directors, chief executive officer, chief financial officer, or other authorized officer, shall have the right to waive any Default in the performance of any term of this Agreement by Centura, to waive or extend the time for the compliance or fulfillment by Centura of any and all of its obligations under this Agreement, and to waive any or all of the conditions precedent to the obligations of First Coastal under this Agreement, except any condition which, if not satisfied, would result in the violation of any Law. No such waiver shall be effective unless in writing signed by a duly authorized officer of First Coastal.

                    (c) The failure of any Party at any time or times to require performance of any provision hereof shall in no manner affect the right of such Party at a later time to enforce the same or any other provision of this Agreement. No waiver of any condition or of the breach of any term contained in this Agreement in one or more instances shall be deemed to be or construed as a further or continuing waiver of such condition or breach or a waiver of any other condition or of the breach of any other term of this Agreement.

              11.7 Assignment. Except as expressly contemplated hereby, neither this Agreement nor any of the rights, interests, or obligations hereunder shall be assigned by any Party hereto (whether by operation of Law or otherwise) without the prior written consent of the other Party. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by the Parties and their respective successors and assigns.

              11.8 Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered by hand, by facsimile transmission, by registered or certified mail, postage pre-paid, or by courier or overnight carrier, to the persons at the addresses set forth below (or at such other address as may be provided hereunder), and shall be deemed to have been delivered as of the date so delivered:

    First Coastal:          FIRST COASTAL BANKSHARES, INC.
                            2101 Parks Avenue
                            Virginia Beach, Virginia  23451
                            Telecopy Number:  (757) 428-2452
                            Attention:     John A. B. Davies, Jr.
                                           President and Chief Executive Officer

    Copy to Counsel:        MALIZIA, SPIDI, SLOANE & FISCH, P.C.
                            One Franklin Square
                            1301 K Street, N.W.
                            Suite 700E
                            Washington, D.C.  20005
                            Telecopy Number:  (202) 434-4661
                            Attention:     John J. Spidi

    Centura:                CENTURA BANKS, INC.
                            134 North Church Street
                            Rocky Mount, North Carolina  27804
                            Telecopy Number:  (252) 977-4800
                            Attention:     Cecil W. Sewell, Jr.
                                           Chairman of the Board and
                                           Chief Executive Officer

    Copy to Counsel:        CENTURA BANKS, INC.
                            134 North Church Street
                            Rocky Mount, North Carolina  27804
                            Telecopy Number:  (252) 977-8283
                            Attention:     Joseph A. Smith, Jr.

              11.9 Governing Law. This Agreement shall be governed by and construed in accordance with the Laws of the State of North Carolina, without regard to any applicable conflicts of Laws, except to the extent that the Laws of the Commonwealth of Virginia and federal Law relate to the consummation of the Merger.

             11.10 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

             11.11 Captions. The captions contained in this Agreement are for reference purposes only and are not part of this Agreement.

             11.12 Interpretations. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against any Party, whether under any rule of construction or otherwise. No Party to this Agreement shall be considered the draftsman. The Parties acknowledge and agree that this Agreement has been reviewed, negotiated, and accepted by all Parties and their attorneys and shall be construed and interpreted according to the ordinary meaning of the words used so as fairly to accomplish the purposes and intentions of the Parties.

             11.13 Enforcement of Agreement. The Parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement was not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

             11.14 Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

              IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed on its behalf and its corporate seal to be hereunto affixed and attested by officers thereunto as of the day and year first above written.

ATTEST:                        FIRST COASTAL BANKSHARES, INC.


By:  /s/Allene S. Cheatham     By:  /s/John A. B. Davies, Jr.
     -----------------------        --------------------------------------------
     Allene S. Cheatham             John A. B. Davies, Jr.
     Secretary                      President and Chief Executive Officer

[CORPORATE SEAL]


ATTEST:                        CENTURA BANKS, INC.


By:  /s/Joseph A. Smith, Jr.    By: /s/Cecil W. Sewell, Jr.
     -----------------------        --------------------------------------------
     Joseph A. Smith, Jr.           Cecil W. Sewell, Jr.
     Corporate Secretary            Chairman of the Board and
                                    Chief Executive Officer

[CORPORATE SEAL]